UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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KINDRED BIOSCIENCES, INC.
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PRELIMINARY PROXY STATEMENT-SUBJECT TO COMPLETION

KINDRED BIOSCIENCES, INC.
1555 BAYSHORE HIGHWAY, SUITE 200
BURLINGAME, CALIFORNIA 94010
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 8:00 a.m. Pacific Daylight Time on Monday, July 24, 2017
The 2017 annual meeting of stockholders (the “Annual Meeting”) of Kindred Biosciences, Inc., a Delaware corporation, will be held on July 24, 2017 at 8:00 a.m. Pacific Daylight Time, at the Bay Landing Hotel, 1550 Bayshore Highway, Burlingame, California 94010, for the following purposes, as more fully described in the accompanying Proxy Statement:
1.    To elect one Class I director to serve until the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified;
2.    To approve the adoption of the Kindred Biosciences, Inc. 2017 Rights Agreement attached hereto as Appendix A;
3.    To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and
4.    To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our Board of Directors has fixed the close of business on June 1, 2017 as the record date for the Annual Meeting. Only stockholders of record on June 1, 2017 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.
This Proxy Statement and our annual report can be accessed directly at the following Internet address: www.proxyvote.com. All you have to do is enter the control number located on your proxy card.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.
We appreciate your continued support of Kindred Biosciences, Inc. and look forward to either greeting you personally at the Annual Meeting or receiving your proxy.

By order of the Board of Directors

Richard Chin, M.D.
Chief Executive Officer and Director
Burlingame, California
June , 2017

i

KINDRED BIOSCIENCES, INC.
PROXY STATEMENT
FOR 2017 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 8:00 a.m. Pacific Daylight Time on Monday, July 24, 2017
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2017 annual meeting of stockholders of Kindred Biosciences, Inc., a Delaware corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, July 24, 2017 at 8:00 a.m. Pacific Daylight Time, at the Bay Landing Hotel, 1550 Bayshore Highway, Burlingame, California 94010. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our annual report are first being mailed on or about June 14, 2017 to all stockholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
What matters am I voting on?
You will be voting on:

•	the election of one Class I director to serve until the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified;

•	to approve the Kindred Biosciences, Inc. 2017 Rights Agreement;

•	a proposal to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and

•	any other business as may properly come before the Annual Meeting.
How does the Board of Directors recommend I vote on these proposals?
Our Board of Directors recommends a vote:

•	“FOR” the election of Herbert Montgomery as a Class I director;

•	“FOR” the approval of the Kindred Biosciences, Inc. 2017 Rights Agreement; and

•	“FOR” the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017.
Who is entitled to vote?
Holders of our common stock as of the close of business on June 1, 2017, the record date, may vote at the Annual Meeting. As of the record date, there were [●] shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.
Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?

•
Proposal No. 1: The election of one Class I director requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominee who receives the largest number of votes cast “for” is elected as a director. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on the nominee for election as a director.

•
Proposal No. 2: The approval of the Kindred Biosciences, Inc. 2017 Rights Agreement requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 3: The ratification of the appointment of KMJ Corbin & Company LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:

•	by Internet at http://www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. on June 18, 2017 (have your proxy card in hand when you visit the website);

•	by toll-free telephone at 1-800-690-6903 (have your proxy card in hand when you call);

•	by completing and mailing your proxy card (if you received printed proxy materials); or

•	by written ballot at the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet or by telephone;

•	returning a later-dated proxy card;

•	notifying the Secretary of Kindred Biosciences, Inc., in writing, at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010; or

•	completing a written ballot at the Annual Meeting.
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.
What do I need to do to attend the Annual Meeting in person?
If you plan to attend the meeting, you must be a record or street name holder of Company shares as of the record date of June 1, 2017.
On the day of the meeting, each shareholder will be required to present a valid picture identification such as a driver’s license or passport and you may be denied admission if you do not. Seating will begin at 7:30 a.m., and the meeting will begin at 8:00 a.m. Use of cameras, recording devices, computers and other personal electronic devices will not be permitted at the Annual Meeting.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Richard Chin and Denise Bevers have been designated as proxies by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about June 14, 2017 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?
Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of KMJ Corbin & Company LLP. Your broker will not have discretion to vote on the election of directors or on the Kindred Biosciences, Inc. 2017 Rights Agreement, each of which is a “non-routine” matter absent direction from you.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
Kindred Biosciences, Inc.
Attention: Investor Relations
1555 Bayshore Highway, Suite 200
Burlingame, California 94010
Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2018 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than February 14, 2018. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Kindred Biosciences, Inc.
Attention: Corporate Secretary
1555 Bayshore Highway, Suite 200
Burlingame, California 94010

Stockholders intending to present a proposal at the 2018 Annual Meeting of Stockholders, but not to include the proposal in our Proxy Statement, or to nominate a person for election as a director, must comply with the requirements set forth in our amended and restated bylaws. Our amended and restated bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2018 Annual Meeting of Stockholders no earlier than the close of business on March 23, 2018 and no later than the close of business on April 25, 2018. The notice must contain the information required by the amended and restated bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2018 Annual Meeting of Stockholders is more than 30 days before, or 60 days after, July 24, 2018, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the 90th day prior to the 2018 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in their discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
Nomination of Director Candidates
You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our amended and restated bylaws is available on our website at http://www.kindredbio.com/#!investors/c1cx1/. You may also contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS
In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three staggered classes of directors, with each class having a three-year term. Vacancies on the Board of Directors and newly created directorships may be filled only by the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.
Our Board of Directors is currently composed of four members. There is one nominee for Class I director who, if elected, will serve until the 2020 Annual Meeting of Stockholders and until his or her successor is elected and duly qualified, or until his or her death, resignation or removal. The nominee is currently a director whose term of office expires in 2017 and is being nominated for re-election. A director is elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below.
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Herbert Montgomery as nominee for election as a Class I director at the Annual Meeting. If elected, Mr. Montgomery will serve as a Class I director until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Montgomery is currently a director of our company. For information concerning the nominee, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Mr. Montgomery. We expect that Mr. Montgomery will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.
Vote Required
The election of a director requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The following table sets forth the names, ages as of May 19, 2017, and certain other information for our director with a term expiring at the Annual Meeting (who is a nominee for election as a director at the Annual Meeting) and for each of the other current members of our Board of Directors:

Directors	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Herbert Montgomery(1)(2)(3)	I	74	Director	2016	2017	2020
Raymond Townsend, Pharm.D(1)(2)(3)	II	72	Director	2013	2018	-
Ervin Veszprémi(1)(2)(3)	II	58	Director	2013	2018	-
Richard Chin, M.D.	III	50	President, Chief Executive Officer and Director	2012	2019	-

(1)	Member of our Audit Committee

(2)	Member of our Compensation Committee

(3)	Member of our Nominating and Corporate Governance Committee

Nominees for Director
Herbert D. Montgomery was appointed to our Board of Directors effective April 15, 2016. Mr. Montgomery has worked as a consultant providing senior management and financial consulting services since January 2009. From January 2001 until December 2008, Mr. Montgomery was Vice Chairman and Chief Executive Officer of Lightpost Holdings, LLC. From November 1999 to May 2001, Mr. Montgomery was Executive Vice President, Chief Financial Officer and Treasurer of Standard Media International. From January 1998 to November 1999, Mr. Montgomery was the Senior Vice President, Chief Financial Officer and Treasurer of Cotelligent, Inc. From June 1994 to January 1998, Mr. Montgomery was Senior Vice President, Chief Financial Officer and Treasurer of Guy F. Atkinson. Mr. Montgomery has taken three companies public and has served as financial advisor of technology, product and services companies over the last 30 years. Mr. Montgomery holds a Master of Science degree in Management and a Bachelor of Science degree in Finance from California State University, Northridge. Mr. Montgomery was the Chairman of The Institute for OneWorld Health from 2000 - 2010. Because of his extensive experience in senior management roles, including in the pharmaceutical industry, and his financial expertise, Mr. Montgomery is well qualified to serve on our Board.
Continuing Directors
Raymond Townsend, Pharm.D., was appointed to our Board of Directors on November 11, 2013. He has served since 2001 as the President of Wasatch Health Outcomes, Inc., his personal consulting firm engaged in providing support for pharmaceutical product development, pricing and commercialization. From 1978 to 1988, Dr. Townsend was employed in various positions at the Upjohn Company, where he pioneered the first modern pharmacoeconomic research department within the pharmaceutical industry. Between 1988 and 1997, he served in various positions at Glaxo (now GlaxoSmithKline), culminating in the positions of Worldwide Director and Vice President, Outcomes, Epidemiology and Policy Research. Between 1998 and 2001, he was co-founder and Chief Executive Officer of Strategic Outcomes Services, Inc. From 2004 to 2009, he was Senior Vice President, Pharmacoeconomic & Epidemiology Outcomes Research, at Elan Pharmaceuticals, Inc. Dr. Townsend earned a B.A. in Economics at California State University and his Doctor of Pharmacy degree from the University of California, San Francisco. Dr. Townsend is well qualified to serve as a director because of his extensive experience in senior management roles in the pharmaceutical industry.
Ervin Veszprémi has been a member of our Board of Directors since February 15, 2013. He was the Chief Executive Officer of Invent Farma, a vertically integrated generics company, from January 2015 until October 2016. Previously he served as CEO of Medichem, a pharmaceutical manufacturer, between 2003 and 2014, and has nearly 30 years of experience in the pharmaceutical industry, including 15 years in the animal health sector. Mr. Veszprémi served as the Vice President and Global Head of Marketing for Novartis Animal Health, one of the largest veterinary companies in the world, from 1998 to 2002. Mr. Veszprémi holds a physiology degree from the University of British Columbia and has studied management at Harvard Business School and Stanford University. Because of his extensive experience in the veterinary pharmaceutical industry, his extensive experience in commercialization, and his knowledge of the European market, Mr. Veszprémi is well qualified to serve on our Board of Directors.
Richard Chin, M.D., is one of our co-founders and has served as our President and Chief Executive Officer since October 2012. From October 2008 until December 2011, he was Chief Executive Officer of OneWorld Health, a Bill and Melinda Gates Foundation-funded nonprofit organization engaged in developing drugs for neglected diseases. From July 2006 until October 2008, Dr. Chin was President and Chief Executive Officer of Oxigene, a biotechnology company. From June 2004 to July 2006, he served at Elan Pharmaceuticals, initially as Senior Vice President of Medical Affairs, and then as Senior Vice President of Global Development. From March 1999 to June 2004, Dr. Chin served in various roles at Genentech, Inc., now a Division of Roche Group, culminating in his last position as the Head of Clinical Research for Biotherapeutics Unit, overseeing clinical development of all Genentech products except for oncology products. Dr. Chin currently serves as an adjunct professor at the University of California at San Francisco. He also currently serves on the board of directors of Galena Biopharma, Inc. Dr. Chin received his M.D. from Harvard University and also holds a law degree from Oxford University, where he studied as a Rhodes Scholar. Through his experience and knowledge of our operations, and his experience in drug development, and his experience serving on public company boards of directors, Dr. Chin is well-suited to serve as a member of our Board of Directors.
Director Independence
Our Board of Directors currently consists of four members. Dr. Chin is not considered an independent director, because he serves as our President and Chief Executive Officer. Our Board of Directors has determined that each of our other directors is an independent director in accordance with the listing requirements of The NASDAQ Stock Market. Pursuant to NASDAQ rules, our Board must consist of a majority of independent directors. The NASDAQ independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Classified Board of Directors
In accordance with our amended and restated certificate of incorporation, our Board of Directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are classified as follows:

•	the Class I director is Herbert Mongomery, and his term will expire at our 2017 annual meeting of stockholders;

•	the Class II directors are Raymond Townsend and Ervin Veszprémi, with terms expiring at our 2018 annual meeting of stockholders; and

•	the Class III director is Richard Chin, and his term will expire at the 2019 annual meeting of stockholders.
Our Board of Directors has not appointed a Chairman of the Board, and Dr. Chin, our President and Chief Executive Officer, generally chairs meetings of our Board. Our amended and restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company.
Leadership Structure of the Board
Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors. Our amended and restated bylaws and corporate governance guidelines provide our Board of Directors with flexibility in its discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer, if we elect to appoint a Chairman of the Board. Currently we do not have a Chairman of the Board or a lead director. Our Board believes that oversight of our company is the responsibility of our Board as a whole, and that this responsibility can be properly discharged without a Chairman or lead director.
Board Meetings and Committees
During our fiscal year ended December 31, 2016, the Board of Directors held five meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he served during the periods that he served.
Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Each of our directors attended our 2016 Annual Meeting of Stockholders, either in person or by means of teleconference.
Our Board has established three standing committees-audit, compensation, and nominating and corporate governance-each of which operates under a written charter that has been approved by our Board. Each committee charter has been posted on the Corporate Governance section of our website at www.kindredbio.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.
Audit Committee
The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the Audit Committee report required by SEC rules.
The members of our Audit Committee are Mr. Montgomery, Dr. Townsend and Mr. Veszprémi, and Mr. Montgomery serves as the chairperson of the committee. Our Board of Directors has determined that each of Mr. Montgomery, Dr. Townsend and Mr. Veszprémi is an independent director under NASDAQ rules and under SEC Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board of Directors has determined that Mr. Montgomery is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable NASDAQ rules and regulations. The Audit Committee met four times during 2016.
Compensation Committee
The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining our CEO’s compensation;

•	reviewing and approving, or making recommendations to our Board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” when it is required by SEC rules to be included in our Proxy Statements; and

•	preparing the annual Compensation Committee report when it is required by SEC rules to be included in our Proxy Statements.
The members of our Compensation Committee are Mr. Montgomery, Dr. Townsend and Mr. Veszprémi, and Dr. Townsend serves as the chairperson of the committee. Our Board has determined that each of Mr. Montgomery, Dr. Townsend and Mr. Veszprémi is independent under the applicable NASDAQ rules and regulations, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met one time during 2016.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to our Board the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and making recommendations to the board with respect to management succession planning;

•	developing and recommending to the board corporate governance principles; and

•	overseeing an annual evaluation of the board.

The members of our Nominating and Corporate Governance Committee are Mr. Montgomery, Dr. Townsend and Mr. Veszprémi, and Mr. Veszprémi serves as the chairperson of the committee. Our Board has determined that each of Mr. Montgomery, Dr. Townsend and Mr. Veszprémi is independent under the applicable NASDAQ rules and regulations. The Nominating and Corporate Governance Committee met one time during 2016.
Compensation Committee Interlocks and Insider Participation
None of our executive officers served as a director or a member of a Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the year ended December 31, 2016.
Code of Ethics and Business Conduct
We have adopted a written code of ethics and business conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. Our code of ethics and business conduct is available under the Corporate Governance section of our website at www.kindredbio.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of The NASDAQ Stock Market concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.
Considerations in Evaluating Director Nominees
Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all board of director and committee responsibilities. Members of our Board of Directors are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that our Board of Directors should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. Our Nominating and Corporate Governance Committee also considers these and other factors as it oversees the annual board of directors and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as such recommending stockholder was a stockholder of record both at the time of giving notice and at the time of the annual meeting, and such recommendations comply with our amended and restated certificate of incorporation and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact the Secretary in writing. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.
Any nomination should be sent in writing to our Secretary at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. To be timely for our 2018 annual meeting of stockholders, our Secretary must receive the nomination by the date specified in the “Stockholder Proposals” section above.
Communications with the Board of Directors
Interested parties wishing to communicate with our Board of Directors or with an individual member or members of our Board of Directors may do so by writing to our Board of Directors or to the particular member or members of our Board of Directors, and mailing the correspondence to our Secretary at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.
Our Secretary in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to Richard Chin.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through standing committees of the Board of Directors that will address risks inherent in their respective areas of oversight. In particular, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-person transactions. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking by our management.
Director Compensation
Our director compensation program is intended to enable us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. Directors who are also employees of our company do not receive compensation for their service on our Board of Directors.
Non-employee directors do not receive cash for their services. Non-employee directors receive a retainer paid in stock options for service on the Board of Directors or for service on each committee of which the director is a member. The chairman of each committee receives a higher retainer for such service. The stock options vest quarterly over a period of one year measured from the date of grant. All options are granted with an exercise price equal to the fair market value of our common stock on the date of grant. The stock options awarded in 2016 to non-employee directors for service on the board of directors and for service on each committee of the Board of Directors on which the director is a member were as follows:

Name	Member Annual Grant	Chairman Annual Grant
Board of Directors	33,000
Audit Committee	2,750	2,750
Compensation Committee	2,750	2,750
Nominating and Corporate Governance Committee	2,750	2,750

In January 2016, we granted to each of Mr. Veszprémi and Dr. Townsend a stock option to purchase 44,000 shares of our common stock at an exercise price of $3.45 per share. Mr. Montgomery was appointed to our Board of Directors effective April 15, 2016 and, accordingly, received a pro-rated option grant. In April 2016, we granted Mr. Montgomery a stock option to purchase 27,500 shares of our common stock at an exercise price of $3.52 per share and in May 2016, we granted him another option to purchase 3,350 shares of our common stock at an exercise price of $4.14 per share. In January 2016, we also granted to Ernest Mario, Ph.D., a stock option to purchase 44,000 shares of our common stock at an exercise price of $3.45 per share.  Dr. Mario served as a director in January 2016 but retired from our Board of Directors on May 23, 2016.

The following table sets forth information regarding the compensation of our non-employee directors earned during 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Earnest Mario, Ph.D(2)	—	—	$98,554	$98,554
Herbert Montgomery	—	—	$72,251	$72,251
Raymond Townsend, Pharm.D.	—	—	$98,554	$98,554
Ervin Veszprémi	—	—	$98,554	$98,554

(1)
Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures. For additional information on the valuation assumptions, refer to the “Stock-based Compensation” and “Valuation Assumptions” under the “Notes to the Financial Statements” in our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 1, 2017.

(2)	Dr. Mario served as a director in January 2016 but retired from our Board of Directors on May 23, 2016.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2016 by each non-employee director who was serving as of December 31, 2016:

Name	Options Outstanding at Fiscal Year End	Unvested Restricted Shares Outstanding at Fiscal Year End
Herbert Montgomery	30,850	—
Raymond Townsend, Pharm.D.	142,000	—
Ervin Veszprémi	183,500	—

EXECUTIVE OFFICERS
Executive Officers
The following table sets forth the name, age and position of each of our executive officers as of May 19, 2017:

Name	Age	Position
Richard Chin, M.D.	50	President, Chief Executive Officer and Director
Denise M. Bevers	49	Chief Operating Officer and Secretary
Stephen Sundlof, D.V.M., Ph.D.	65	Executive Vice President of Regulatory Affairs and Quality and Chief Scientific Officer
Richard Chin, M.D., is one of our co-founders and has served as our President and Chief Executive Officer since October 2012. Additional information regarding Dr. Chin is set forth above under “Board of Directors and Corporate Governance.”
Denise M. Bevers is one of our co-founders and has served as our Chief Operating Officer since October 2012. On November 11, 2013, she was appointed as our Secretary. Ms. Bevers co-founded and served as the President and Chief Executive Officer of SD Scientific, Inc., a privately held, full-service medical affairs and communications company, from August 2005 to June 2013. She has over 20 years of human pharmaceutical and research experience and is an expert in clinical operations, medical affairs, and scientific communications. Ms. Bevers has managed dozens of human drug development programs from Phase I through Phase IV at pharmaceutical companies Elan Pharmaceuticals and Skyepharma, and at Quintiles, a contract research organization. She began her clinical research career in 1989 as the Division Lead of the Urology Department at Scripps Clinic and Research Foundation, a non-profit medical research foundation, where she was integral in implementing the policies and procedures for the organization’s clinical research programs. Ms. Bevers earned an M.B.A. from Keller Graduate School of Management and a B.S. in Ecology, Behavior, and Evolution from the University of California San Diego, Revelle College.
Stephen Sundlof, D.V.M., Ph.D., was appointed our Senior Vice President of Regulatory Affairs on August 26, 2013 and was promoted to Executive Vice President of Regulatory Affairs and Quality and Chief Scientific Officer on January 26, 2015. Dr. Sundlof served as the Director of the Center for Veterinary Medicine at the FDA from 1994 to 2008, where he oversaw all veterinary products regulated by the FDA, and retired as the Director of the Center for Food Safety and Applied Nutrition in 2010. Dr. Sundlof began his career in 1980 on the faculty of the University of Florida’s College of Veterinary Medicine. He received his D.V.M. from the University of Illinois, College of Veterinary Medicine, and earned a Ph.D. in Veterinary Toxicology from the University of Illinois, College of Veterinary Medical Sciences. Dr. Sundlof also holds a B.S. in Zoology from Southern Illinois University and an M.S. in Veterinary Toxicology from the University of Illinois, College of Veterinary Medical Sciences.

EXECUTIVE COMPENSATION
Processes and Procedures for Compensation Decisions
Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our Compensation Committee and is involved in the determination of compensation for the respective executive officers that report to him. Our Chief Executive Officer does not determine his own compensation. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding short- and long-term compensation for all executive officers based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our Compensation Committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer as well as each individual compensation component.
Fiscal 2016 Summary Compensation Table
The following table sets forth the compensation for services paid in all capacities for the fiscal years ended December 31, 2016, 2015 and 2014 to Richard Chin, M.D., our President and Chief Executive Officer, and our two other most highly compensated executive officers.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Option Awards ($)(6)	All Other Compensation ($)(2)	Total ($)
Richard Chin, M.D.	2016	$400,000	(3)	$219,000	$485,551	$—	$1,104,551
President and Chief Executive Officer	2015	$400,000		$100,000	$1,021,265	$—	$1,521,265
	2014	$375,833		$119,700	$4,304,927	$—	$4,800,460
Denise M. Bevers	2016	$325,000	(4)	$162,500	$222,217	$—	$709,717
Chief Operating Officer	2015	$325,000		$97,500	$325,759	$—	$748,259
	2014	$294,250		$92,690	$860,318	$—	$1,247,258
Stephen Sundlof, D.V.M., Ph.D.	2016	$310,000	(5)	$65,100	$144,928	$—	$520,028
Executive Vice President, Regulatory Affairs and Quality and Chief Scientific Officer	2015	$310,000		$46,500	$325,759	$—	$682,259
	2014	$283,250		$62,423	$860,318	$—	$1,205,991

(1)	Cash bonuses were awarded for services performed in the year noted and paid in the subsequent year.

(2)	Does not include perquisites and other personal benefits, unless the aggregate amount of such perquisites and other personal benefits exceeded $10,000.

(3)	Dr. Chin’s base salary remained at his 2015 level beginning January 1, 2016.

(4)	Ms. Bevers’ base salary remained at her 2015 level beginning January 1, 2016.

(5)
Dr. Sundlof’s base salary remained at his 2015 level beginning January 1, 2016. Dr. Sundlof served as our Senior Vice President, Regulatory Affairs, until January 26, 2015, on which date he was promoted to Executive Vice President, Regulatory Affairs and Quality and Chief Scientific Officer.

(6)
Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures. For assumptions used in determining grant date fair market value, refer to Note 9 of Notes to the Financial Statements in our Annual Report on Form 10-K for the year ended December, 31, 2016, as filed with the SEC on March 1, 2017. The amounts reported for these options may not represent the actual economic values that our named executive officers will realize from these options as the actual value realized will depend on our performance, stock price and their continued employment.

Executive Officer Employment Agreements

Richard Chin, M.D.

In October 2012, we entered into a written employment agreement with Dr. Chin pursuant to which he serves as our President and Chief Executive Officer for an unspecified term. Under the terms of Dr. Chin’s employment agreement, if his employment is terminated by us without “cause,” or as a result of Dr. Chin’s death or disability, or he resigns for “good reason,” or his employment is terminated within the twelve month period following a “change in control” then, subject to his execution of a general release of claims, Dr. Chin will be entitled to receive 24 months of his annual base salary payable within seven days of termination, reimbursement for up to 18 months of insurance premiums for continuation coverage under our group health plans and accelerated vesting of all of his outstanding stock options and any other equity awards.

"Cause" for purposes of Dr. Chin's employment agreement means Dr. Chin has: (i) been grossly negligent in the performance of his duties; (ii) been convicted of or pleaded guilty or nolo contendre to a felony; (iii) committed a criminal act relating to Dr. Chin’s employment or the company involving, in the good faith judgment of our Board of Directors, fraud or theft, but excluding any conviction which results solely from Dr. Chin’s title or position with our company and is not based on his personal conduct; (iv) committed a breach of any material provision of his employment agreement or of any nondisclosure or non-competition agreement which remains uncured or 60 days following receipt of notice; or (v) intentionally breached a material provision of any code of conduct or ethics policy in effect at our company.

"Good reason" for purposes of Dr. Chin's employment agreement means Dr. Chin has suffered: (i) a material reduction in title, status or responsibilities; or (ii) a material reduction in total compensation.

"Change of control" for purposes of Dr. Chin's employment agreement means: (i) a merger or consolidation of capital stock that results in a change in ownership of more than 50% of the combined voting power of our or our successor's then-outstanding capital stock; or (ii) our stockholders approve an agreement for the sale or disposition of all or substantially all of our assets.

Denise M. Bevers

In July 2013, we entered into a written employment agreement with Ms. Bevers pursuant to which she serves as our Chief Operating Officer for an unspecified term. Under the terms of Ms. Bevers’ employment agreement, if her employment is terminated by us without “cause,” or she resigns for “good reason,” then, subject to her execution of a general release of claims, Ms. Bevers will be entitled to receive eighteen months of her annual base salary payable within seven days of termination, reimbursement for up to eighteen months of insurance premiums for continuation coverage under our group health plans and accelerated vesting of all of her outstanding stock options and any other equity awards. In addition, if we terminate her employment within the twelve-month period following a “change in control,” any unvested options or restricted stock shall vest and be immediately exercisable by her.

"Cause" for purposes of Ms. Bevers' employment agreement means Ms. Bevers has: (i) been grossly negligent in the performance of her duties; (ii) been convicted of or pleaded guilty or nolo contendre to a felony; (iii) committed a criminal act relating to Ms. Bevers’ employment or the company involving, in the good faith judgment of our Board of Directors, fraud or theft, but excluding any conviction which results solely from Ms. Bevers’ title or position with our company and is not based on her personal conduct; (iv) committed a breach of any material provision of her employment agreement or of any nondisclosure or non-competition agreement which remains uncured or 60 days following receipt of notice; (v) intentionally breached a material provision of any code of conduct or ethics policy in effect at our company; or (vi) failed to perform any of her material obligations under her employment agreement or failed to execute and perform any directions of our Chief Executive Officer.

"Good reason" for the purposes of Ms. Bevers' employment agreement means Ms. Bevers has suffered a material reduction in total compensation.

"Change of control" for purposes of Ms. Bevers' employment agreement means: (i) a merger or consolidation of capital stock that results in a change in ownership of more than 50% of the combined voting power of our or our successor's then-outstanding capital stock; or (ii) our stockholders approve an agreement for the sale or disposition of all or substantially all of our assets.

Stephen Sundlof, D.V.M., Ph.D.

In August, 2013, we entered into a written employment agreement with Dr. Sundlof pursuant to which he serves as our Executive Vice President of Regulatory Affairs and Quality and Chief Scientific Officer. Under the terms of Dr. Sundlof’s employment agreement, if his employment is terminated by us without “cause,” or he resigns for “good reason,” then, subject to his execution of a general release of claims, Dr. Sundlof will be entitled to receive twelve months of his annual base salary payable within seven days of termination, reimbursement for up to 18 months of insurance premiums for continuation coverage under our group health plans and accelerated vesting of all of his outstanding stock options and any other equity awards. In addition, if we terminate his employment within the twelve-month period following a “change in control,” any unvested options or restricted stock shall vest and be immediately exercisable by him.

"Cause" for purposes of Dr. Sundlof's employment agreement means Dr. Sundlof has: (i) been grossly negligent in the performance of his duties; (ii) been convicted of or pleaded guilty or nolo contendre to a felony; (iii) committed a criminal act relating to Dr. Sundlof’s employment or the company involving, in the good faith judgment of our Board of Directors, fraud or theft, but excluding any conviction which results solely from Dr. Sundlof’s title or position with our company and is not based on his personal conduct; (iv) committed a breach of any material provision of his employment agreement or of any nondisclosure or non-competition agreement which remains uncured or 60 days following receipt of notice; (v) intentionally breached a material provision of any code of conduct or ethics policy in effect at our company; or (vi) failed to perform any of his material obligations under his employment agreement or failed to execute and perform any directions of our Chief Executive Officer.

"Good reason" for the purposes of Dr. Sundlof's employment agreement means Dr. Sundlof has suffered a material reduction in total compensation.

"Change of control" for purposes of Dr. Sundlof's employment agreement means: (i) a merger or consolidation of capital stock that results in a change in ownership of more than 50% of the combined voting power of our or our successor's then-outstanding capital stock; or (ii) our stockholders approve an agreement for the sale or disposition of all or substantially all of our assets.

2016 Cash Bonuses
Our named executive officers’ employment agreements establish their target annual cash bonuses, expressed as a percentage of base salary. Cash bonuses are typically prorated to reflect a partial year of service, and our Compensation Committee retains discretion to adjust bonuses for our named executive officers. The following table sets forth the target bonus percentages for our named executive officers:

Name	Target Bonus (Percentage of Base Salary)
Richard Chin, M.D. President and Chief Executive Officer	50%
Denise M. Bevers Chief Operating Officer	40%
Stephen Sundlof, D.V.M., Ph.D. Executive Vice President, Regulatory Affairs and Quality and Chief Scientific Officer	30%

Corporate objectives for the 2016 cash bonus plan were established in January 2016 by our Board of Directors in consultation with management. The 2016 goals generally relate to progress of the lead product programs, biologics programs and commercial activities. In January 2017, the Compensation Committee approved bonuses for Dr. Chin, Ms. Bevers and Dr. Sundlof of 110%, 125% and 70%, of their target amounts, respectively, based upon their respective 2016 performance adjusted for the performance of the Company and stock price. The actual award granted to each named executive officer under the 2016 cash bonus plan is set forth in our 2016 Summary Compensation Table above.
The following table sets forth stock options and restricted shares granted to our named executive officers in 2016:

Name	Number of Option Shares	Number of Restricted Shares
Richard Chin, M.D. President and Chief Executive Officer	197,771	—
Denise M. Bevers Chief Operating Officer	89,031	—
Stephen Sundlof, D.V.M., Ph.D. Executive Vice President, Regulatory Affairs and Quality and Chief Scientific Officer	59,031	—

Outstanding Equity Awards at 2016 Fiscal Year-End
The following table sets forth the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2016.

	OPTION AWARDS					STOCK AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Richard Chin, M.D.	2/4/13	400,000(1)	—	$0.36	2/4/23	—	—
	2/4/14	247,917(3)	102,083(3)	$16.52	2/4/24	—	—
	2/5/15	90,645(3)	107,126(3)	$6.46	2/5/25	—	—
	1/8/16	—	197,771(3)	$3.45	1/8/26
Denise M. Bevers	2/4/13	28,525(2)	—	$0.32	2/4/23	—	—
	5/9/13	49,613(2)	—	$0.32	5/9/23	—	—
	8/29/13	82,079(1)	14,013(1)	$1.37	8/29/23	—	—
	8/29/13	20,400(2)	—	$0.90	8/29/23	—	—
	2/3/14	53,125(3)	21,875(3)	$15.41	2/3/24	—	—
	1/26/15	28,286(3)	30,745(3)	$6.96	1/26/25	—	—
	1/8/16	—	59,031(3)	$3.45	1/8/26
	4/5/16	—	30,000(3)	$3.60	4/5/26
Stephen Sundlof, D.V.M., Ph.D.	8/29/13	41,667(1)	8,333(1)	$1.37	8/29/23	—	—
	11/11/13	38,542(3)	11,458(3)	$3.83	11/11/23	—	—
	2/3/14	53,125(3)	21,875(3)	$15.41	2/3/24	—	—
	1/26/15	28,286(3)	30,745(3)	$6.96	1/26/25	—	—
	1/8/16	—	59,031(3)	$3.45	1/8/26

(1)	The option vests and becomes exercisable as to 25% of the total number of option shares on the first anniversary of the date of employment and in equal monthly installments over the ensuing 36 months.

(2)	Represents options held by SD Scientific, Inc., which is co-owned by Ms. Bevers. See “Related Person Transactions.”

(3)	The option vests and becomes exercisable as to 25% of the total number of option shares on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months.

Stock Options
We offer stock options to our employees, including our executive officers, as the long-term incentive component of our compensation program. We generally grant equity awards to new hires upon their commencing employment with us and on an annual basis. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options”

for U.S. federal income tax purposes. Generally, the stock options we grant to employees vest as to 25% of the total number of option shares on the first anniversary of the date of grant and as to the remaining option shares in equal monthly installments over the ensuing 36 months, subject to the employee’s continued employment or service with us on the vesting date.
We sometimes also offer stock options and stock awards to our consultants in lieu of cash. We typically grant equity awards to consultants on a quarterly basis, based on the number of hours they have worked in the prior quarter multiplied by their hourly rate. Our stock options allow consultants to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and are not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Generally, the stock options we grant to consultants for prior services rendered vest in full on the grant date.
Stock options and stock awards granted to our executive officers may be subject to accelerated vesting in certain circumstances. For additional discussion, please see “Executive Officer Employment Agreements” above.
Retirement Plans
We have established a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees generally. We may elect to match contributions made by participants in the 401(k) plan up to a specified percentage, and any matching contributions may, or may not be, fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, may enhance our executive compensation package and afford appropriate incentives our employees, including our executive officers, consistent with the interests of our stockholders.
No Tax Gross-Ups
We do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.
Equity Incentive Plans
2012 Equity Incentive Plan
The Kindred Biosciences, Inc. 2012 Equity Incentive Plan was terminated in May 2016 and replaced by the 2016 Equity Incentive Plan. All awards made under the 2012 Equity Incentive Plan shall remain subject to the terms of that plan.
2016 Equity Incentive Plan
General
The Kindred Biosciences, Inc. 2016 Equity Incentive Plan, which we refer to as the 2016 Plan, provides for awards of incentive stock options, non-statutory stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards and other stock awards. Subject to the provisions of the 2016 Plan relating to adjustments upon changes in our common stock, an aggregate of 3,000,000 shares of common stock have been reserved for issuance under the 2016 Plan, including shares issued to date and shares underlying stock options granted to date.
Purpose
Our Board adopted the 2016 Plan to provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our company’s interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses. Our stockholders approved the 2016 Plan at the annual meeting in May 2016.

Administration
Our Compensation Committee administers the 2016 Plan. Subject to the provisions of the 2016 Plan, the committee has the power in its discretion: (i) To determine from time to time: (a) which of the persons eligible under the 2016 Plan shall be granted Awards; (b) when and how each Award shall be granted; (c) what type or combination of types of Awards shall be granted; (d) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (e) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (f) the Fair Market Value applicable to a Stock Award; (ii) To construe and interpret the 2016 Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration; the Board, in the exercise of this power, may correct any defect, omission or inconsistency in the 2016 Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the 2016 Plan or Award fully effective; (iii) To settle all controversies regarding the 2016 Plan and Awards granted under it; (iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the 2016 Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest; (v) To amend, suspend or terminate the 2016 Plan at any time; provided that amendment, suspension or termination of the 2016 Plan shall not impair rights and obligations under any Award granted while the 2016 Plan is in effect except with the written consent of the affected Participant; (vi) To submit any amendment to the 2016 Plan for stockholder approval, including, but not limited to, amendments to the 2016 Plan intended to satisfy the requirements of (a) Section 162(m) of the Code regarding the exclusion of performance based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (b) Section 422 of the Code regarding “incentive stock options,” or (c) Rule 16b-3 under the Exchange Act; (vii) To approve forms of Award Agreements for use under the 2016 Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the 2016 Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award shall not be impaired by any such amendment unless (a) the Company requests the consent of the affected Participant and (b) such Participant consents in writing; notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code; (viii) To exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the 2016 Plan or Awards; and (ix) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2016 Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.
As permitted by the 2016 Plan and the Delaware General Corporation Law, our Board of Directors has given our Chief Executive Officer the authority to grant options to purchase shares of our common stock to employees and non-executive officers, provided that no more than 250,000 total shares of common stock shall be issuable under options granted by the Chief Executive Officer during the 12-month period ending January 22, 2018 and each option grant must satisfy certain other requirements established by the Board.
Eligibility
Incentive stock options may be granted under the 2016 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2016 Plan.
Terms of Options and SARs
The exercise price of incentive stock options may not be less than the fair market value of our common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options also may not be less than the fair market value of our common stock on the date of grant.
Options granted under the 2016 Plan may be exercisable in increments, or “vest,” as determined by our Compensation Committee. The committee has the power to accelerate the time as of which an option may vest or be exercised, with the consent of the optionee. The maximum term of options and SARs under the 2016 Plan is ten years, except that in certain cases the maximum term is five years. Options and SARs awarded under the 2016 Plan generally will terminate 90 days after termination of the participant’s service, subject to certain exceptions.
A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option or SAR. The committee may grant nonstatutory stock options and SARs that are transferable to the extent provided in the applicable written agreement.
Terms of Restricted Stock Awards
Our Compensation Committee may issue shares of restricted stock under the 2016 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.
Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the committee. In the event a recipient’s employment or service with our company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our company in accordance with such restricted stock agreement.
Rights to acquire shares of common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the committee shall determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.
Adjustment Provisions
If our common stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each option and each SAR outstanding under the 2016 Plan, and the exercise price of each outstanding option and the base value of SAR, will be automatically and proportionately adjusted, except that our company will not be required to issue fractional shares as a result of any such adjustments. Such adjustment in any outstanding option or SAR will be made without change in the total price applicable to the unexercised portion of the option or SAR, but with a corresponding adjustment in the price for each share covered by the unexercised portion of the option or SAR.
Effect of Certain Corporate Events
Except as otherwise provided in the applicable agreement, in the event of (i) a liquidation or dissolution of our company, (ii) a merger or consolidation of our company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary), or (iii) a sale of all or substantially all of the assets of our company in a single transaction or a series of related transactions, all options and SARs will terminate upon consummation of the transaction unless the Compensation Committee determines that they will survive. If the committee determines that outstanding options and SARs will survive, and if our company will not be the surviving entity in the transaction, the committee will provide that the outstanding options and SARs will be assumed or an equivalent option or SAR substituted by an applicable successor entity or any affiliate of the successor entity. If outstanding options and SARs are to terminate upon consummation of the corporate transaction, any options or SARs outstanding immediately prior to the consummation of the corporate transaction will be deemed fully vested and exercisable immediately prior to the consummation of the corporate transaction (provided that the option or SAR has not expired by its terms and that the grantee takes all steps necessary to exercise the option or SAR prior to the corporate transaction as required by the agreement evidencing the option or SAR).
Duration, Amendment and Termination
Our Board may suspend or terminate the 2016 Plan without stockholder approval or ratification, subject to certain restrictions, at any time or from time to time. Unless sooner terminated, the 2016 Plan will terminate ten years from the date of its approval by our stockholders, or on May 23, 2026.

Our Board may also amend the 2016 Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board may submit any other amendment to the 2016 Plan for stockholder approval in its discretion.
As of December 31, 2016, we have awarded or granted under the 2016 Plan options to purchase a total of 72,350 shares of our common stock and 2,927,650 shares of our common stock remain available for issuance under the 2016 Plan.
2014 Employee Stock Purchase Plan
Additional long-term equity incentives are provided through our 2014 Employee Stock Purchase Plan, or ESPP. The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under the ESPP, all of our employees and officers (other than 5% owners of our common stock) are eligible participants. The ESPP permits participants to purchase our common stock through payroll deductions of between 1% and 20% of the participant’s compensation, up to a maximum of 2,000 shares per purchase period. The ESPP contains consecutive offering periods of approximately six (6) months duration. The price of the common stock purchased will be the lower of 85% of the fair market value of the common stock at the beginning of an offering period or at the end of the purchase period.

2017 Base Salaries and Target Bonuses
Our Compensation Committee recently undertook a review of our compensation program for named executive officers. The Compensation Committee developed its determinations in consultation with Dr. Chin and based upon a survey of comparable companies by Radford, an Aon Hewitt company, and upon comparison with a comparable public company, Aratana Therapeutics. The changes included adjustments to our named executive officers’ base salaries as well as grants of equity incentive awards intended to reward performance while promoting the creation of long-term stockholder value.We have historically established base salaries for our named executive officers through negotiations with each named executive officer, generally at the time the named executive officer commenced employment with us, with the intent of providing base salaries at a level sufficient to attract and retain individuals with superior talent. As part of the January 23, 2017 compensation review, our compensation committee considered each named executive officer’s individual performance, tenure with the company and level and scope of responsibility and experience, as well as market pay practices. Based on the foregoing considerations, our compensation committee approved the following increases to our named executive officers’ base salaries effective as of January 1, 2017:

Name	2017 Base Salary ($)	2017 Target Bonus ($)
Richard Chin, M.D. President and Chief Executive Officer	$450,000	$225,000
Denise M. Bevers Chief Operating Officer	$370,000	$148,000
Stephen Sundlof, D.V.M., Ph.D. Executive Vice President of Regulatory Affairs and Quality and Chief Scientific Officer	$320,000	$96,000

2017 Equity Incentive Awards
Our Board of directors and Compensation Committee believe that employees in a position to make a substantial contribution to the long-term success of our company should have a significant and ongoing stake in our success and that the size of such stake should reflect an employee’s ability to influence our long-term performance. Equity incentive awards not only compensate but also motivate and encourage retention of our named executive officers by providing an opportunity to participate in the ownership of the company while promoting long-term value creation for our stockholders by aligning the interests of named executive officers with the interests of our stockholders. As a result of the January 23, 2017 compensation review, our Compensation Committee approved grants of the following equity incentive awards to our named executive officers Dr. Chin, Ms. Bevers and Dr. Sundlof:

Name	Number of Option Shares	Number of Restricted Shares
Richard Chin, M.D. President and Chief Executive Officer	175,000	100,000
Denise M. Bevers Chief Operating Officer	100,000	100,000
Stephen Sundlof, D.V.M., Ph.D. Executive Vice President, Regulatory Affairs and Quality and Chief Scientific Officer	60,000	—
The options granted to our named executive officers have an exercise price per share equal to the closing market price of our common stock on the date of grant, which was $6.40 per share, and vest as to 25% of the total number of option shares on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months. Restricted share awards have an exercise price of $6.40 equal to the closing market price of our common stock on the date of grant, and vest 25% per year over four years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth certain information with respect to beneficial ownership of our securities as of April 21, 2017 by:

•	persons known by us to be the beneficial owners of more than 5% of our issued and outstanding common stock;

•	each of our named executive officers, directors and director nominees; and

•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 23,457,414 shares of our common stock outstanding on May 19, 2017. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of May 19, 2017 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise stated, the address of each 5% or greater beneficial holder is c/o Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, California 94010. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers, Directors and Director Nominee
Richard Chin, M.D(1)	3,216,155	13.2%
Denise Bevers(2)	425,870	1.8%
Stephen Sundlof, D.V.M., Ph.D.(3)	220242	*
Ervin Veszprémi(4)	195,142	*
Raymond Townsend, Pharm.D.(5)	164,392	*
Herbert Montgomery(6)	43325	*
All executive officers and directors as a group (six persons)(7)	4,265,126	16.9%

5% or Greater Stockholders
Park West Asset Management LLC(8) 900 Larkspur Landing Circle, Suite 165 Larkspur, California 94939	4,541,480	19.36%
Ariel Investments LLC(9) 200 E. Randolph Street, Suite 2900 Chicago, Illinois 60601	2,976,322	12.7%
Dimensional Fund Advisors LP(10) Building One 6300 Bee Cave Road Austin, Texas, 78746	1,334,953	5.7%
Morgan Stanley(11) Morgan Stanley Capital Services LLC 1585 Broadway New York, NY 10036	1,934,934	8.3%

*	Less than 1%.

(1)
Includes 892,609 shares of common stock subject to stock options exercisable within 60 days of May 19, 2017 and 8,000 shares of common stock owned by Dr. Chin’s minor children who share his household. Dr. Chin disclaims beneficial ownership of the shares held by his minor children, except to the extent of his pecuniary interest therein.

(2)
Consists of 325,870 shares of common stock issuable upon exercise of stock options within 60 days of May 19, 2017 of which 98,538 are held by SD Scientific, Inc., a corporation in which Ms. Bevers is a co-director and co-stockholder and, as such, is deemed to beneficially own such shares.

(3)	Includes 215,615 shares of common stock subject to stock options exercisable within 60 days of May 19, 2017.

(4)	Consists of 195,142 shares of common stock issuable upon exercise of stock options within 60 days of May 19, 2017.

(5)	Includes 164,392 shares of common stock subject to stock options exercisable within 60 days of May 19, 2017.

(6)	Includes 43,325 shares of common stock subject to stock options exercisable within 60 days of May 19, 2017.

(7)	Includes 1,824,953 shares of common stock subject to stock options exercisable within 60 days of May 19, 2017.

(8)
According to a report on Form-4 filed with the SEC on May 15, 2017, Park West Asset Management LLC (“PWAM”) is the investment manager to (a) Park West Investors Master Fund, Limited, a Cayman Islands exempted company (“PWIMF”), and (b) Park West Partners International, Limited, a Cayman Islands exempted company (“PWPI” and, collectively with PWIMF, the “PW Funds”). Peter S. Park is the sole member and manager of PWAM. As of January 13, 2017, PWIMF held 4,026,471 shares of common stock and PWPI held 515,009 shares of common stock of the Company. The 4,541,480 shares of common stock held in the aggregate by the PW Funds may be deemed to be beneficially owned (x) indirectly by PWAM, as the investment adviser to PWIMF and PWPI and (y) by Mr. Park, as the sole member and manager of PWAM.

(9)
According to a report on Schedule 13G/A filed with the SEC on April 10, 2017, the aggregate number of shares owned beneficially by Ariel Investments, LLC is 2,976,322, as of April 10, 2017, with shared voting power as to 2,223,678 shares, shared dispositive power as to 2,976,322 shares.

(10)
According to a report on Schedule 13G filed with the SEC on February 9, 2017, the aggregate number of shares owned beneficially by Dimensional Fund Advisors LP is 1,334,953, as of December 31, 2016, with sole voting power as to 1,328,942 shares, and sole dispositive power as to 1,334,953 shares. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(11)
According to a Schedule 13G/A filed with the SEC on February 13, 2017, Morgan Stanley ("MS") holds sole voting power of 1,777,254 shares, shared voting power of 154,628 shares and shared dispositive power of 1,934,934 shares. The 1,934,934 shares reported are owned, directly or indirectly, by MS and its subsidiary, Morgan Stanley Capital Services LLC.

RELATED PERSON TRANSACTIONS
The following summarizes transactions by us in which any of our directors, director nominees, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” above.
Transactions with Directors, Director Nominees and Officers
Denise Bevers has been our Chief Operating Officer since shortly after our inception. From August 2012 until June 30, 2013, SD Scientific, Inc., of which Ms. Bevers is the co-founder and a 50% stockholder, served as a consultant to our company. In consideration of consulting services rendered, we granted SD Scientific, Inc. in February 2013 options to purchase 28,525 shares of our common stock at an exercise price of $0.32 per share. In May 2013 and August 2013, respectively, we granted SD Scientific, Inc. additional stock options to purchase 49,613 shares of our common stock at an exercise price of $0.32 per share and 20,400 shares of our common stock at an exercise price $0.90 per share.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in the right of us, arising out of the person’s services as a director or executive officer.
Policies and Procedures for Related Person Transactions
The Audit Committee of our Board of Directors has been delegated responsibility for reviewing and approving transactions between us and our directors, officers or beneficial owners of 5% or more of our voting securities or their respective affiliates. Such related person transactions include, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

PROPOSAL NO. 2 - APPROVAL OF THE KINDRED BIOSCIENCES, INC. 2017 RIGHTS AGREEMENT
On May 19, 2017, the Board of Directors of the Company declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of our common stock. The dividend is payable to our stockholders of record at the close of business on June 1, 2017 (the “Record Date”). The Rights will also attach to shares of common stock issued after the Record Date. Each Right initially entitles the registered holder to purchase from the Company one one-thousandth of a share of our Series A preferred stock, par value $0.0001 per share (the “preferred stock”), at a price of $25.00 per one one-thousandth of a share of preferred stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of May 19, 2017, as the same may be amended from time to time (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent.
The Board of Directors has determined to ask the stockholders at the Annual Meeting to approve the Rights Agreement. Set forth in the preceding paragraph and below is a summary of the Rights Agreement. Neither our governing documents nor applicable law requires stockholder approval of the Rights Agreement. However, the Board of Directors has elected to request stockholder approval of the Rights Agreement as a matter of good corporate governance. The Rights will expire if stockholder approval of the Rights Agreement is not obtained at the Annual Meeting (including any adjournment of the meeting).

Summary of the Rights Agreement
The Rights Agreement is designed to protect the Company’s stockholders from coercive or otherwise unfair proposals to acquire control of the Company by significantly diluting the ownership interest of any person who acquires at least 20% of our outstanding common stock. As described in more detail below, the Rights Agreement provides that, if any person acquires at least 20% of our outstanding common stock, all other stockholders will become entitled to acquire additional shares of our common stock or preferred stock at a significant discount. The Rights Agreement should not interfere with any merger or other acquisition that is approved by the Board of Directors because, among other things, the Board of Directors is entitled to redeem the Rights for a nominal price before a person acquires at least 20% of our outstanding common stock. The Rights Agreement is intended to encourage an acquiring person to negotiate a proposed merger or other business combination with our Board of Directors and management.
Until the earlier to occur of (a) 10 business days following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) or (b) 10 business days (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) following the commencement of, or public announcement of an intention to make, a tender or exchange offer the consummation of which would result in any person or group of affiliated or associated persons becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to certificates representing common stock (or book entry shares of common stock) outstanding as of the Record Date, by such certificates (or such book entry shares) together with a copy of a summary of the Rights (the “Summary of Rights”). Except in certain situations, a person or group of affiliated or associated persons becomes an “Acquiring Person” upon acquiring beneficial ownership of 20% or more of the outstanding shares of our common stock. No such person or group having beneficial ownership of 20% or more of such outstanding shares at the time of the first announcement of adoption of the Rights Agreement will be deemed an Acquiring Person until such time as such person or group becomes the beneficial owner of additional shares of common stock (other than by reason of a stock dividend, stock split or other corporate action effected by the Company in which all holders of common stock are treated equally).
The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the common stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new common stock certificates issued after the Record Date upon transfer or new issuances of common stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of common stock (or book entry shares of common stock) outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of common stock represented thereby. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the common stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. Assuming that our stockholders approve the Rights Agreement at the Annual Meeting, the Rights will expire on May 18, 2020 (the “Final Expiration Date”), unless the Final Expiration Date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.
The Purchase Price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (a) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock, (b) upon the grant to holders of the preferred stock of certain rights or warrants to subscribe for or purchase preferred stock at a price, or securities convertible into preferred stock with a conversion price, less than the then-current market price of the preferred stock or (c) upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in preferred stock) or of subscription rights or warrants (other than those referred to above).
The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the common stock payable in shares of common stock or subdivisions, consolidations or combinations of the common stock occurring, in any such case, prior to the Distribution Date.

Each share of preferred stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (1) $10.00 per share, and (2) an amount (subject to certain adjustments) equal to 1,000 times the dividend declared per share of common stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the preferred stock will be entitled to a minimum preferential payment of the greater of (a) $10.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of common stock. Each share of preferred stock will (subject to certain adjustments) have 1,000 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of common stock are converted or exchanged, each share of preferred stock will be entitled to receive 1,000 times the amount received per share of common stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the preferred stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of preferred stock purchasable upon exercise of each Right should approximate the value of one share of our common stock.
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of common stock having a market value of two times the exercise price of the Right.
In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.
At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of common stock, the Board of Directors may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of common stock or preferred stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of common stock, or a fractional share of preferred stock (or other preferred stock) equivalent in value thereto, per Right.
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of preferred stock or common stock will be issued (other than fractions of preferred stock which are integral multiples of one one-thousandth of a share of preferred stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the preferred stock or the common stock.

At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of common stock or such other form of consideration as the Board of Directors shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights. Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
The Rights Agreement, including as an exhibit the Certificate of Designations of Series A preferred stock, is attached hereto as Appendix A and is incorporated herein by reference. The foregoing description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Appendix A.

Effect of Approving the Rights Agreement

Approval of this Proposal No. 2 is intended to give our Board of Directors a meaningful opportunity to negotiate with third parties and take other steps in response to unsolicited acquisition proposals and other tactics, including market accumulation programs, designed to interfere with the Company’s strategic business plans or to force a restructuring, liquidation or sale of our company that may not be in the best interests of the Company or our stockholders. Our Board is mindful of critics of stockholder rights agreements who assert, among other things, that such agreements are used to repel takeover attempts and entrench management, which adversely affects stockholder value. The Board of Directors believes, however, based on its collective experience and the advice of outside experts, that a stockholder rights agreement will protect the rights of stockholders for the reasons described above and that such an agreement plan will not interfere with the Board of Directors' continuing fiduciary obligation to consider in good faith any proposal to acquire the Company and to redeem the Rights under appropriate circumstances. The Rights Agreement will provide a means for the Board of Directors to fulfill its fiduciary duty by encouraging a bidder to negotiate with the Board and management and by providing the Board with a greater opportunity to carefully and thoroughly evaluate any proposal to acquire the Company, which will strengthen the Board’s bargaining position with any such bidder. A bidder seeking to persuade the Board of Directors to redeem the Rights under the Rights Agreement, as described above, may propose a higher takeover price, may make an offer for all shares rather than a partial offer, or may offer better takeover terms than would be proposed if the Rights Agreement were not in place.

Anti-Takeover Effects of Delaware Law and Our Certificate of Incorporation and Bylaws
Certain provisions of Delaware law and our amended and restated certificate of incorporation and amended and restated bylaws contain provisions that could have the effect of delaying or discouraging another party from acquiring control of us. These provisions, which are summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids. These provisions are also designed in part to encourage anyone seeking to acquire control of us to first negotiate with our board of directors. We believe that the advantages gained by protecting our ability to negotiate with any unsolicited and potentially unfriendly acquirer outweigh the disadvantages of discouraging such proposals, including those priced above the then-current market value of our common stock, because, among other reasons, the negotiation of such proposals could improve their terms.

Certificate of Incorporation and Bylaws
Our amended and restated certificate of incorporation and amended and restated bylaws include provisions that:

•	authorize our board of directors to issue, without further action by the stockholders, up to 10,000,000 shares of undesignated preferred stock;

•	require that any action to be taken by our stockholders be effected at a duly called annual or special meeting and not by written consent;

•	specify that special meetings of our stockholders can be called only by our board of directors, the Chairman of the Board, the Chief Executive Officer or the President;

•
establish an advance notice procedure for stockholder approvals to be brought before an annual meeting of our stockholders, including proposed nominations of persons for election to our board of directors;

•	provide that directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding stock entitled to vote;

•	provide that vacancies on our board of directors may be filled only by a majority of directors then in office, even though less than a quorum;

•	establish that our board of directors is divided into three classes, Class I, Class II, and Class III, with each class serving staggered terms;

•	specify that no stockholder is permitted to cumulate votes at any election of the board of directors; and

•	require a super majority of votes to amend certain of the above-mentioned provisions.
Our amended and restated bylaws also provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (1) any derivative action or proceeding brought on our behalf, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the company to us or our stockholders, (3) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (4) any action asserting a claim governed by the internal affairs doctrine. Our amended and restated bylaws further provide that any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock is deemed to have notice of and consented to the foregoing provision.
Delaware Anti-Takeover Statute
We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging, under certain circumstances, in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder unless:

•
prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, but not for determining the outstanding voting stock owned by the interested stockholder, (1) shares owned by persons who are directors and also officers of the corporation, and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•
at or subsequent to the date of the transaction, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock which is not owned by the interested stockholder.

In this context, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. An interested stockholder is a person who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation’s outstanding voting stock.

Vote Required

Approval of the Rights Agreement requires the affirmative vote of the holders of at least a majority of the Company’s common stock who are voting on this proposal in person or by proxy and entitled to vote at the annual meeting. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE 2017 RIGHTS AGREEMENT.

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed KMJ Corbin & Company LLP (“KMJ”), an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2017. During our fiscal year ended December 31, 2016, KMJ served as our independent registered public accounting firm.
Notwithstanding the appointment of KMJ and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of Kindred Biosciences, Inc. and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of KMJ as our independent registered public accounting firm for our fiscal year ending December 31, 2017. Our Audit Committee is submitting the appointment of KMJ to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of KMJ are not expected to be present at the Annual Meeting.
If our stockholders do not ratify the appointment of KMJ, our Audit Committee may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
  The following table sets forth fees billed by KMJ Corbin & Company LLP, our principal accounting firm, for the years ended December 31, 2016 and 2015. All such fees have been approved by our Audit Committee.

	Year Ended December 31,
	2016	2015
Audit Fees	$104,069	$105,800
Audit Related Fees (1)	12,712	—
Tax Fees	10,963	13,111
All Other Fees	—	—
	$127,744	$118,911

(1)	Audit-Related Fees for the years ended December 31, 2016 consist of fees billed for assurance and related services in connection with our ATM financing.
Our Board of Directors established an Audit Committee in December 2013. The Audit Committee’s pre-approval policies and procedures and other protocols are discussed in its written charter which can be found at www.kindredbiosciences.com under the tab “Investors.”

Auditor Independence
In our fiscal year ended December 31, 2016, there were no other professional services provided by KMJ, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of KMJ.
Vote Required
Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KMJ Corbin & Company LLP, we do not expect any broker non-votes in connection with this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board of Directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.
The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.
KMJ Corbin & Company LLP (“KMJ”) currently serves as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2016. KMJ does not have and has not had any financial interest, direct or indirect, in our company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors. The Audit Committee also has selected KMJ as our independent registered public accountants for 2017.
The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended December 31, 2016 and has discussed those financial statements with management and KMJ. The Audit Committee has also received from, and discussed with, KMJ various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with KMJ matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by KMJ to the Audit Committee pursuant to PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence).
Audit and non-audit services to be provided by KMJ are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.
In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of our internal control structure. As part of this process, the Audit Committee continued to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.
Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC.
Respectfully submitted,
Audit Committee:
Herbert Montgomery, Chairman
Raymond Townsend
Ervin Veszprémi

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2016, all required reports were filed on a timely manner as required Section 16(a) of the Exchange Act.
Fiscal Year 2016 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2016 are included in our Annual Report on Form 10-K, which we have made available to stockholders at the same time as this Proxy Statement. This Proxy Statement and our annual report are posted on our website at http://kindredbio.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Kindred Biosciences, Inc., Attention: Investor Relations, 1555 Bayshore Highway, Suite 200, Burlingame, California 94010.
* * *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS Burlingame, California June , 2017

APPENDIX A
KINDRED BIOSCIENCES, INC.
2017 RIGHTS AGREEMENT
Adopted by the Board of Directors: May 19, 2017
To be Approved by the Stockholders on July 24, 2017

KINDRED BIOSCIENCES, INC.

AND

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent

RIGHTS AGREEMENT

dated as of
May 19, 2017

Section 1.    Certain Definitions                                1
Section 2.    Appointment of Rights Agent                         6
Section 3.    Issue of Right Certificates                            6
Section 4.    Form of Right Certificates                            9
Section 5.    Countersignature and Registration                        9
Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates    9
Section 7.    Exercise of Rights                                10
Section 8.    Cancellation and Destruction of Right Certificates                12
Section 9.    Reservation and Availability of Shares of Preferred Stock            12
Section 10.    Preferred Stock Record Date                            13
Section 11.    Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights    14
Section 12.    Certificate of Adjusted Purchase Price or Number of Shares            21
Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power    21
Section 14.    Fractional Rights and Fractional Shares                    24
Section 15.    Rights of Action                                26
Section 16.    Agreement of Right Holders                            26
Section 17.    Right Certificate Holder Not Deemed a Stockholder                27
Section 18.    Concerning the Rights Agent                            27
Section 19.    Merger or Consolidation or Change of Name of Rights Agent        27
Section 20.    Duties of Rights Agent                            28
Section 21.    Change of Rights Agent                            30
Section 22.    Issuance of New Right Certificates                        31
Section 23.    Redemption                                    31
Section 24.    Exchange                                    32

Section 25.    Notice of Certain Events                            33
Section 26.    Notices                                    34
Section 27.    Supplements and Amendments                        35
Section 28.    Successors                                    36
Section 29.    Benefits of this Agreement                            36
Section 30.    Determinations and Actions by the Board of Directors of the Company    36
Section 31.    Severability                                    36
Section 32.    Governing Law                                36
Section 33.    Descriptive Headings                                37
Section 34.    Counterparts                                    37

Exhibit A
Form of Certificate of Designations for Series A Preferred Stock
Exhibit B
Form of Right Certificate
Form of Assignment
Form of Election to Purchase
Exhibit C
Summary of Rights to Purchase Preferred Stock

APPENDIX A
RIGHTS AGREEMENT
This Rights Agreement, dated as of May 19, 2017 (this “Agreement”), is between KINDRED BIOSCIENCES, INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (the “Rights Agent”).
W I T N E S S E T H:
WHEREAS, on May 19, 2017, the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as herein defined) outstanding as of the close of business (as herein defined) on June 1, 2017 (the “Record Date”) and has authorized the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock issued or delivered by the Company between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are herein defined) and under certain other circumstances, each Right representing the right to purchase one one-thousandth (1/1,000th) of one share of Series A Preferred Stock, par value $0.0001 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designations attached hereto as Exhibit A upon the terms and subject to the conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
(a)    “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as the result of (i) any unilateral grant of any security by the Company through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees or (ii) an acquisition of Common Stock by the Company or any subsidiary of the Company that, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by a Person, together with all Affiliates and Associates of such Person, to 20% or more of the shares of Common Stock then outstanding, unless and until such time as such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of any additional share or shares of Common Stock (other than by reason of a stock dividend, stock split or other corporate action effected by the Company in which all holders of Common Stock are treated equally), then such Person shall be deemed to be an “Acquiring Person,” subject to the following sentence of this Section 1(a), unless, upon consummation of such event, such Person, together with all Affiliates and Associates of such Person, does not beneficially own 20% or more of the Common Stock then outstanding.
Notwithstanding the foregoing, if (i) the Board of Directors of the Company determines in good faith that a Person who otherwise would be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), became the Beneficial Owner of a number of shares of Common Stock such that such Person would otherwise be an Acquiring Person inadvertently (including, without limitation, because (A) such Person was unaware that it, together with all Affiliates and Associates of such Person, Beneficially Owned a percentage of Common Stock that would cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its (and its Affiliates’ and Associates’) Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of obtaining, changing or influencing control of the Company, then such Person shall not be deemed to be an “Acquiring Person” or to have become an “Acquiring Person,” for all purposes of this Agreement (such that, for the avoidance of doubt, under such circumstances no Distribution Date shall be deemed to have occurred and no adjustment pursuant to Section 11(b) or Section 13 shall be made in respect thereof) unless such Person fails to divest itself as soon as practicable if the Company so requests (as determined in good faith by the Board of Directors of the Company) of a sufficient number of shares of Common Stock so that such Person would no longer qualify as an Acquiring Person; provided, however, that if such Person, after such determination and divestment, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding by reason of becoming the Beneficial Owner of any additional shares of Common Stock, then such Person shall be deemed to be an “Acquiring Person” unless a subsequent determination and divestment is made; or (ii) as of the date of the first public announcement of the adoption of this Agreement, any Person, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 20% or more of the Common Stock outstanding, such Person (or any Affiliate or Associate of such Person) shall not be deemed to be or become an Acquiring Person unless and until such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of any additional shares of Common Stock (other than by reason of a stock dividend, stock split or other corporate action effected by the Company in which all holders of Common Stock are treated equally) unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all Affiliates and Associates of such Person, is not the Beneficial Owner of 20% or more of the shares of Common Stock.
With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to beneficially own for purposes of this Agreement, but the number of shares of Common Stock not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock beneficially owned by any other Person (unless such other Person is also deemed to beneficially own for purposes of this Agreement such shares of Common Stock not outstanding).
(b)    “Affiliate” and “Associate” shall have the meaning ascribed to each such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement.
(c)    “Agreement” shall have the meaning set forth in the preamble hereto.
(d)    A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” and to have “Beneficial Ownership” of any securities:
(i)    that such Person, or any of such Person’s Affiliates or Associates, beneficially owns, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement;

(ii)    that such Person, or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (in each case, other than upon the exercise or exchange of the Rights), warrants, options or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” or to have Beneficial Ownership of, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (“Original Rights”) or pursuant to Section 11(k) or Section 11(p) with respect to an adjustment to Original Rights, or (z) securities which such Person or any of such Person’s Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates) if such agreement has been approved by the Board of Directors of the Company prior to such Person’s becoming an Acquiring Person; or (B) the right to vote pursuant to any agreement, arrangement or understanding, written or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” or to have “Beneficial Ownership” of, any security under this clause (B) if such agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);
(iii)    that are beneficially owned, directly or indirectly, by any other Person with which such Person, or any of such Person’s Affiliates or Associates, has (x) any agreement, arrangement or understanding, written or otherwise (other than customary arrangements with underwriters and selling group numbers with respect to a bona fide public offering of securities), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to Section 1(d)(ii)(B)) or disposing of any securities of the Company) or (y) any agreement, arrangement or understanding (whether or not in writing) to cooperate in obtaining, changing or influencing control of the issuer of such securities; or
(iv)    which are the subject of a derivative transaction entered into by such Person or such Person’s Affiliates or Associates, or derivative security acquired by such Person or such Person’s Affiliates or Associates, which (A) gives such Person or such Person’s Affiliates or Associates the economic equivalent of ownership of an amount of such securities due to the fact that the value of the derivative is explicitly determined by reference to the price or value of such securities, without regard to whether (1) such derivative conveys any voting rights in such securities to such Person or such Person’s Affiliates or Associates, (2) the derivative is required to be, or capable of being, settled through delivery of such securities, or (3) such Person or such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of such derivative; and (B) is reported, or required to be reported, in a filing by that Person or any of that Person’s Affiliates or Associates with the Securities and Exchange Commission pursuant to Regulation 13D-G or Regulation 14D under the Exchange Act in respect of which shares of Common Stock are the “subject security” (as that term is described in those Regulations). The number of shares of Common Stock that are deemed beneficially owned will be the notional or other number of shares of Common Stock specified in the documentation evidencing the derivative position as being subject to be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the holder of such right to profit or share in any profit, is to be calculated in whole or in part or, if no such number of shares of Common Stock is specified in such documentation, as determined by the Board of Directors to be the number of shares of Common Stock to which the derivative position relates; provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section l(d)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.
(e)    “Book Entry” shall mean an uncertificated book entry for the Common Stock.
(f)    “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of California or the State of New York (or such other state in which the Rights Agent maintains its principal place of business) are authorized or obligated by law or executive order to close.
(g)    “close of business” on any given date shall mean 5:00 p.m., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York, New York time, on the next succeeding Business Day.
(h)    “Common Stock” shall mean the common stock, $0.0001 par value per share (or as such par value may be changed from time to time), of the Company
(i)    “Common Stock Equivalents” shall have the meaning set forth in Section 11(c).
(j)    “Company” shall have the meaning set forth in the preamble hereto.
(k)    “current market price per share” shall have the meaning set forth in Section 11(f).
(l)    “Current Value” shall have the meaning set forth in Section 11(c).
(m)    “Distribution Date” shall have the meaning set forth in Section 3(a).
(n)    “equivalent preferred stock” shall have the meaning set forth in Section 11(d).
(o)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(p)    “Exempt Person” shall mean the Company or any subsidiary of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any subsidiary of the Company.
(q)    “Exchange Ratio” shall have the meaning set forth in Section 24(a).

(r)    “Expiration Date” shall have the meaning set forth in Section 7(a).
(s)    “Final Expiration Date” shall have the meaning set forth in Section 7(a).
(t)    “invalidation time” shall have the meaning set forth in Section 11(b).
(u)    “NASDAQ” shall mean The NASDAQ Stock Market LLC.
(v)    “Person” shall mean any individual, firm, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.
(w)    “Preferred Stock” shall mean the Series A Preferred Stock of the Company, par value $0.0001 per share, having the rights and preferences set forth in the form of Certificate of Designations attached hereto as Exhibit A.
(x)    “Principal Party” shall have the meaning set forth in Section 13(b).
(y)    “Purchase Price” shall have the meaning set forth in Section 4.
(z)    “Record Date” shall have the meaning set forth in the recitals hereof.
(aa)    “Redemption Date” shall have the meaning set forth in Section 7(a).
(bb)    “Redemption Price” shall have the meaning set forth in Section 23(a).
(cc)    “Related Person” shall mean (i) any subsidiary of the Company or (ii) any employee benefit plan of the Company, or any entity organized, appointed or established pursuant to the terms of any such plan.
(dd)    “Right” shall have the meaning set forth in the recitals hereof.
(ee)    “Right Certificates” shall mean certificates evidencing the Rights in substantially the form attached hereto as Exhibit B.
(ff)    “Rights Agent” shall have the meaning set forth in the preamble hereto.
(gg)    “Section 11(c) Trigger Date” shall have the meaning set forth in Section 11(c).
(hh)    “Securities Act” shall mean the Securities Act of 1933, as amended.
(ii)    “Security” shall have the meaning set forth in Section 11(f).
(jj)    “Senior Voting Stock” shall have the meaning set forth in Section 13(b).
(kk)    “Share Acquisition Date” shall mean the first date of public announcement (by press release, filing made with the Securities and Exchange Commission or otherwise) by the Company or an Acquiring Person that an Acquiring Person has become such for purposes of this Agreement or such earlier date as a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person.

(ll)    “Spread” shall have the meaning set forth in Section 11(c).
(mm)    “subsidiary” of a Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.
(nn)    “Substitution Period” shall have the meaning set forth in Section 11(c).
(oo)    “Summary of Rights” shall have the meaning set forth in Section 3(b).
(pp)    “Trading Day” shall have the meaning set forth in Section 11(f).
(qq)    “Trust” shall have the meaning set forth in Section 24(a).
(rr)    “Trust Agreement” shall have the meaning set forth in Section 24(a).
Section 2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and hereby certifies that it complies with the applicable requirements governing transfer agents and registrars. The Company may, from time to time, appoint such Co-Rights Agents as it may deem necessary or desirable, upon ten calendar days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agents.
Section 3.    Issue of Right Certificates.
(a)    Until the earlier of (i) the close of business on the tenth Business Day after the Share Acquisition Date (or, if the tenth Business Day after the Share Acquisition Date occurs before the Record Date, the close of business on the Record Date) or (ii) the close of business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement of, or first public announcement of the intent to commence, by any Person (other than the Company or a Related Person), a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (including any such date that is after the date of this Agreement and prior to the issuance of the Rights; the earlier of the dates in subsections (i) and (ii) hereof being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b)) by the certificates for the Common Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock), which certificates shall be deemed also to be Right Certificates, (y) the Rights will be transferable only in connection with the transfer of the Common Stock and (z) the transfer of any shares of Common Stock in respect of which Rights have been issued will also constitute the transfer of the Rights associated with such shares of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if so requested by written notice and provided with a stockholder list and all other relevant information that the Rights Agent may reasonably request, send), by first class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, evidencing one Right for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.
(b)    On the Record Date or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first class, postage-prepaid mail or other means used by the Company to deliver proxy statements to its stockholders, to each record holder of Common Stock as of the close of business on the Record Date at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or such Book Entry shares) together with a copy of the Summary of Rights. Until the Distribution Date (or if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock (or any Book Entry shares of Common Stock) outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.
(c)    Rights shall be issued in respect of all shares of Common issued or delivered by the Company (including, without limitation, upon disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22, after the Distribution Date. Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the shares of Common Stock may from time to time be listed or quoted, or to conform to usage:
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN KINDRED BIOSCIENCES, INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS AGENT, DATED AS OF MAY 19, 2017, AS THE SAME MAY BE SUPPLEMENTED OR AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF KINDRED BIOSCIENCES, INC. THE RIGHTS ARE NOT EXERCISABLE PRIOR TO THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY BE EXCHANGED, MAY EXPIRE, MAY BE AMENDED, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE. AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE

RIGHTS AGREEMENT, RIGHTS ACQUIRED OR BENEFICIALLY OWNED BY ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND THEIR TRANSFEREES WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.
Notwithstanding this Section 3, the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4.    Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but that do not affect the rights, duties or obligations of the Rights Agent as set forth in this Agreement) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 22, the Right Certificates, whenever issued, on their face shall entitle the holders thereof to purchase such number of shares of Preferred Stock as shall be set forth therein at the price per share set forth therein and in Section 7(b) (the “Purchase Price”), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.
Section 5.    Countersignature and Registration.
(a)    The Right Certificates shall be executed on behalf of the Company in the manner provided in the by-laws of the Company for Common Stock certificates. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)    Following the Distribution Date, and receipt by the Rights Agent of (i) written notice of the Distribution Date pursuant to Section 3(a), and (ii) a stockholder list and all relevant information reasonably requested by the Rights Agent pursuant to Section 3(a), the Rights Agent will keep or cause to be kept, at its office designated for such purposes and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any quotation system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 7(e) and Section 14, at any time after the close of business on the Distribution Date, and prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates other than Right Certificates representing Rights that have become void pursuant to Section 11(b) or that have been exchanged pursuant to Section 24 may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock (or other securities, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purposes. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon or as promptly as practicable thereafter, subject to the provisions of Section 7(e) and Section 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver, a Right Certificate or Right Certificates, as the case may be, as so requested. As a condition to such transfer, division, combination or exchange, the Company may require payment by the surrendering holder of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Rights holder of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.
Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.    Exercise of Rights: Purchase Price; Expiration Date of Rights.
(a)    Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate (other than Right Certificates representing Rights that have become void pursuant to Section 11(b) or that have been exchanged pursuant to Section 24) may, subject to Section 11(b), exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purposes together with payment of the Purchase Price for each one one-thousandth of one share of the Preferred Stock as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on May 18, 2020 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 (the “Redemption Date”), (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 1(d)(ii)(A)(z) and Section 13(f) at which time the Rights are terminated, (iv) the time at which such Rights are exchanged as provided for in Section 24, or (v) if Stockholder Approval has not been obtained at the annual meeting of the stockholders of the Company held in 2017 (including any adjournment of such meeting), provided that this Agreement shall automatically terminate, and the Rights shall automatically expire, if Stockholder Approval is not obtained at the 2017 annual meeting (including any adjournment of such meeting). For purposes of this Agreement, “Stockholder Approval” shall mean the approval or ratification of this Agreement (as amended from time to time or as contemplated to be in effect following such Stockholder Approval) by the affirmative vote of a majority of the shares held by stockholders of the Company present in person or represented by proxy at a duly held meeting of the stockholders of the Company (or any adjournment thereof).
(b)    The Purchase Price for each one one-thousandth of one share of the Preferred Stock purchasable upon the exercise of a Right shall initially be $25.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13, and shall be payable in lawful money of the United States of America in accordance with Section 7(c).
(c)    Except or otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares of Preferred Stock to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 6 in cash, or by certified check or cashier’s check payable to the order of the Company, the Rights Agent shall thereupon (i) (A) promptly requisition from any transfer agent of the Preferred Stock (or make available if the Rights Agent is the transfer agent of the Preferred Stock), certificates for the number of shares of the Preferred Stock to be purchased or, in the case of uncertificated shares or other securities, requisition from the transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests) or (B) if the Company elects to deposit Preferred Shares issuable upon exercise of the Rights hereunder with a depository agent, promptly requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) after receipt of such certificates (or notices or depositary receipts, as the case may be) cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent thereof (or make available, if the Rights Agent is the transfer agent) certificates representing the number of shares of equivalent preferred stock (or, in the case of uncertificated shares, a notice of the number of shares of equivalent preferred stock for which registration will be made on the stock transfer books of the Company) to be issued in lieu of the issuance of shares of Preferred Stock in accordance with the provisions of Section 11, (iv) when appropriate, after receipt of such certificates or notices, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as designated by such holder, (v) when appropriate, promptly requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 or in lieu of the issuance of shares of Preferred Stock in accordance with the provisions of Section 11(c), (vi) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate and (vii) when appropriate, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Right Certificate as provided by Section 11(n).
(d)    In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14.
(e)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the purported transfer, split up, combination, exchange or exercise of a Right Certificate pursuant to Section 6 or this Section 7 unless the registered holder shall have (i) properly completed and duly signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Right Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or such former or proposed Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may reasonably request.
Section 8.    Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange shall, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9.    Reservation and Availability of Shares of Preferred Stock. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock, or its authorized and issued Preferred Stock held in its treasury, the number of shares of the Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Agreement.

So long as the Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock) issuable upon the exercise of the Rights may be listed on a national securities exchange or quoted on a quotation system, the Company shall endeavor to cause, from and after such time as the Rights become exercisable, all shares reserved for issuance upon the exercise of Rights to be listed or admitted on such exchange or quoted on such system upon official notice of issuance upon such exercise.
The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of the Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock) delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall be, at the time of delivery of the certificates for (or registration of) and subject to payment of the Purchase Price, duly and validly authorized and issued and fully paid and nonassessable shares.
The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates representing securities issued upon the exercise of Rights (or, if such securities are uncertificated, the registration of such securities on the stock transfer books of the Company). The Company shall not, however, be required (a) to pay any tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Right Certificates or the issuance or delivery of certificates for (or the registration of) the Preferred Stock in a name other than that of the registered holder of the Right Certificate evidencing Rights surrendered for exercise or (b) to issue or deliver any certificates for shares of the Preferred Stock upon the exercise of any Rights or depository receipts or notices representing securities issued upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.
The Company shall, if legally required, (i) prepare and file, as soon as reasonably practicable following the Distribution Date, a registration statement under the Securities Act with respect to the securities purchasable upon exercise of or exchangeable for the Rights on an appropriate form, (ii) use its reasonable best efforts to (A) cause such registration statement to become effective as soon as reasonably practicable after such filing, and (B) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such Securities and the Expiration Date. The Company also shall take all such action as may be required or as is appropriate under the securities or blue sky laws of such jurisdictions as may be necessary or appropriate with respect to the securities purchasable upon the exercise of or exchangeable for the Rights. The Company may temporarily suspend, for a period not to exceed 120 calendar days following the Distribution Date, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension of exercisability of Rights referred to in this paragraph, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.
Section 10.    Preferred Stock Record Date. Each Person in whose name any certificate representing shares of the Preferred Stock (or other securities, as the case may be) is issued (or in which such securities are registered upon the stock transfer books of the Company) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or other securities, as the case may be) represented thereby on, and such certificate (or registration) shall be dated, the date upon which the Right Certificate evidencing such Rights, together with the form of election to purchase duly completed and executed, was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the Preferred Stock (and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.    Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number and kind or class of securities of the Company covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)    In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date upon exercise of a Right, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock issuable upon exercise of one Right. If an event occurs that would require an adjustment under both this Section 11(a) and Section 11(b), the adjustment provided for in this Section 11(a) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(b).
(b)    Subject to Section 24, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the Purchase Price in effect immediately prior to such Person becoming an Acquiring Person multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable, in accordance with the terms of this Agreement, in lieu of the number of one one-thousandths of a share of Preferred Stock for which a Right otherwise was exercisable immediately prior to the occurrence of such event, such number of shares of Common Stock as shall equal the result obtained by (A) multiplying such Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (B) 50% of the current market price per share of the Common Stock (determined pursuant to Section 11(f)) on the date of the occurrence of such event; provided, however, that if the transaction that would otherwise give rise to the adjustment is also subject to the provisions of Section 13, then only the provisions of Section 13 shall apply and no adjustment shall be made pursuant to this sentence. Notwithstanding anything in this Agreement to the contrary, however, from and after the time (the “invalidation time”) when any Person first becomes an Acquiring Person, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), including, without limitation, any such Rights when held by (1) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time, (2) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (x) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (y) a transfer that the Board of Directors of the Company determines is part of a plan, arrangement or understanding, written or otherwise, that has the purpose or effect of avoiding the provisions of this Section 11(b), or (3) a subsequent transferee of any Person described in the foregoing clauses (1) or (2), shall be null and void without any further action and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(b) are complied with, but shall have no liability to any holder of Rights or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Right Certificate shall be issued pursuant to Section 3, Section 6 or Section 7(d) that represents Rights beneficially owned by an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be null and void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person or any Associate or Affiliate whose Rights would be null and void pursuant to the provisions of this paragraph shall be cancelled.
(c)    The Company may, at its sole option and election, substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with Section 11(b) a number of shares of Preferred Stock or fraction thereof such that the current market price per share of one share of Preferred Stock multiplied by such number or fraction is equal to the current market price per share of one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with Section 11(b), the Board of Directors of the Company shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the “Spread”) of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with Section 11(b) (the “Current Value”) over (2) the Purchase Price (as adjusted in accordance with Section 11(b)) and (B) with respect to each Right (other than Rights that have become null and void pursuant to Section 11(b)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with Section 11(b) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of Preferred Stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors of the Company to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value that, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors of the Company; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within 30 calendar days following the date on which any Person becomes an Acquiring Person (the date on which any Person becomes an Acquiring Person being the “Section 11(c) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon any Person becoming an Acquiring Person, the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors of the Company so elects, the 30 calendar day period set forth above may be extended to the extent necessary, but not more than 90 calendar days after the Section 11(c) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30 calendar day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(c), the Company (x) shall provide, subject to Section 11(b) and the last sentence of this Section 11(c), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(c), the value of the shares of Common Stock shall be the current market price per share (as determined pursuant to Section 11(f)) on the Section 11(c) Trigger Date and the per share or fractional value of any Common Stock Equivalent shall be deemed to equal the current market price per share of the Common Stock. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(c).
(d)    In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current market price per share of the Preferred Stock (as defined in Section 11(f)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and equivalent preferred stock outstanding on such record date plus the number of shares of Preferred Stock and equivalent preferred stock that the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a written statement filed with the Rights Agent. Shares of Preferred Stock and equivalent preferred stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(e)    In case the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash, assets or stock (other than (i) a regular periodic cash dividend, the record date for which occurs at a time when there is no Acquiring Person, or (ii) a regular periodic cash dividend, the record date for which occurs at a time when there is an Acquiring Person, at a rate not in excess of 125% of the rate of the last cash dividend theretofore paid or (iii) a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(d)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price per share of the Preferred Stock (determined pursuant to Section 11(f)) on such record date, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current market price per share of the Preferred Stock (determined pursuant to Section 11(f)); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(f)    For the purpose of any computation hereunder, the “current market price per share” of any security (a “Security”) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as herein defined) immediately prior to such date; provided, however, that in the event that the current market price per share of the Security is determined during the period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into shares of such Security (other than the Rights), or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after (but not including) the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current market price per share shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and ask prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Security is not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low ask prices in the over-the-counter market, as reported by such market then in use or such other system then in use, or, if on any such date the Security is not quoted by such organization, the average of the closing bid and ask prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current market price per share” of Preferred Stock shall be determined in the same manner as set forth above for Common Stock in this Section 11(f). If the Preferred Stock is not publicly traded or if the current market price per share of Preferred Stock cannot be determined in the manner provided above, but the Common Stock is publicly traded, the “current market price per share” of Preferred Stock shall be conclusively deemed to be the current market price per share of Common Stock (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the “current market price per share” of Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a written statement filed with the Rights Agent.
(g)    No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share (other than Preferred Stock) or ten-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(g), any adjustment required by this Section 11 shall be made no later than the earlier of (A) three years from the date of the transaction that mandates such adjustment or (B) the Expiration Date.
(h)    If as a result of an adjustment made pursuant to this Section 11, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company or of any Principal Party other than shares of the Preferred Stock, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11 and the provisions of Section 7, Section 9, Section 10, Section 13 and Section 14 with respect to the shares of the Preferred Stock shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).
(i)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of the Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(j)    Unless the Company shall have exercised its election as provided in Section 11(k), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(d) and Section 11(e), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price per one one-thousandth of a share of Preferred Stock, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(k)    The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a share of the Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-millionth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after the adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights (with prompt written notice thereof to the Rights Agent), indicating the record date for the adjustment to be made and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten calendar days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(k), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(l)    Irrespective of any adjustment or change in the Purchase Price, the kinds of securities and/or the number of one one-thousandths of a share of the Preferred Stock or other securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share of Preferred Stock and the number of one one-thousandths of a share of Preferred Stock that were expressed in the initial Right Certificates issued hereunder.
(m)    Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of a share of the Preferred Stock or of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Preferred Stock, or other securities as the case may be, at such adjusted Purchase Price.

(n)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect (with prompt written notice of such election to the Rights Agent) to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the shares of the Preferred Stock and other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(o)    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of the Preferred Stock at less than the current market price, (iii) issuance wholly for cash of any shares of the Preferred Stock or securities that by their terms are convertible into or exchangeable for Preferred Stock, (iv) stock dividends on the Preferred Stock payable in Preferred Stock or (v) issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
(p)    Notwithstanding anything in this Agreement to the contrary, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the outstanding Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock) into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected. If an event occurs that would require an adjustment under Section 11(b) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(b).
(q)    The Company agrees that, after the earlier of the Distribution Date or the Share Acquisition Date, it will not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any subsidiary to take) any action if, at the time such action is taken, it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.
Section 12.    Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief written statement of the facts accounting for such adjustment, (b) promptly file with the

Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. Notwithstanding the foregoing sentence, the failure by the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force and effort of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement contained therein and shall have no duty or liability with respect to and shall not be deemed to have knowledge of such adjustment or event unless and until it shall have received such certificate.
Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
(a)    In the event that, following the time at which any Person becomes an Acquiring Person, (i) the Company shall consolidate with, or merge with and into, any other Person, (ii) any Person shall consolidate with or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or its subsidiaries) aggregating more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its direct or indirect wholly-owned subsidiaries), then, and in each such case, proper provision shall be made so that (A) each holder of a Right (other than rights that have become void pursuant to Section 11(b)) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price in effect immediately prior to such Person becoming an Acquiring Person multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock, such number of shares of validly issued, fully paid, non-assessable and freely tradable Senior Voting Stock of the Principal Party (including the Company as successor thereto or as the surviving corporation), unencumbered and not subject to any liens, encumbrances, rights of call or first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying such Purchase Price by the then number of one one-thousandths of share of Preferred Stock for which a Right is then exercisable and dividing that product by (2) 50% of the current market price per share of the Senior Voting Stock of such Principal Party (determined in the manner described in Section 11(d)) on the date of consummation of such consolidation, merger, sale or transfer; (B) the Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply to such Principal Party following the occurrence of such consolidation, merger, sale or transfer; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Senior Voting Stock in accordance with Section 9, with each reference to Preferred Stock in Section 9 being deemed to be a reference to the shares of its Senior Voting Stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Senior Voting Stock thereafter deliverable upon the exercise of the Rights.
(b)    “Principal Party” shall mean (i) in the case of any transaction described in Section 13(a)(i) or Section 13(a)(ii), the Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii)) that is the issuer of any securities into which shares of Common Stock are converted in such merger or consolidation or, if there is more than one such issuer, the issuer of the shares of common stock which have the greatest aggregate market value of shares outstanding, and if no securities are so issued (A) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (B) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (C) the Person resulting from the consolidation; and (ii) in the case of any transaction described in Section 13(a)(iii), the Person that is the other party to such transaction or, if more than one, the Person that is the party receiving the greatest portion of the assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or its subsidiaries) transferred pursuant to such transaction or transactions or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of common stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case, if the Senior Voting Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (A) if such Person is a direct or indirect subsidiary of another Person the Senior Voting Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person; or (B) if such Person is a subsidiary, directly or indirectly, of more than one Person and the Senior Voting Stock of any two or more of such Persons is and has been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of the Senior Voting Stock having the greatest aggregate market value of shares outstanding; or (C) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (A) and (B) above shall apply to each of the owners having an interest in such joint venture as if such joint venture were a subsidiary of both or all of such joint venturers and the Principal Party in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such joint venture bear to the total of such interests. “Senior Voting Stock” shall mean the capital stock (or equity interest) of the Principal Party with the greatest voting power.
(c)    The Company shall not consummate any such consolidation, merger, sale or transfer referenced in clauses (i), (ii) and (iii) of Section 13(a) unless prior thereto the Company and such Principal Party or Parties shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and Section 13(b) and further providing that, as soon as practicable after the date of any such consolidation, merger or sale or transfer of assets, the Principal Party or Parties (i) will prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its reasonable best efforts (A) to cause such registration statement to become effective as soon as practicable after such filing, (B) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and (C) to similarly comply with applicable state securities laws, and list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange; (ii) use its best efforts, if the common stock of the Principal Party shall be listed or admitted to trading on NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on such securities exchange, or, if the common stock of the Principal Party shall not be listed or admitted to trading on NASDAQ or another national securities exchange, to cause the Rights and the securities receivable upon exercise of the

Rights to be authorized for quotation on any other system then in use; and (iii) will deliver to holders of the Rights historical financial statements for the Principal Party or Parties and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.
(d)    If the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred in clauses (i), (ii) and (iii) of Section 13(a), shares of Senior Voting Stock or Senior Voting Stock equivalents of such Principal Party at less than the then-current market price per share thereof (determined pursuant to Section 11(f)) or securities exercisable for, or convertible into, Senior Voting Stock or Senior Voting Stock equivalents of such Principal Party at less than such then-current market price or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Senior Voting Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company hereby covenants and agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
(e)    The Company covenants and agrees that it shall not, at any time after a Person first becomes an Acquiring Person, enter into any transaction referred in clauses (i), (ii) and (iii) of Section 13(a) if (i) at the time of or immediately after such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements that, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a consolidation, merger, sale or transfer referenced in clauses (i), (ii) or (iii) of Section 13(a) occurs at any time after the occurrence of a Person becoming an Acquiring Person, except for Rights that have become null and void pursuant to Section 11(b), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(b) and will thereafter be exercisable in the manner provided in Section 13(a).
(f)    Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board of Directors of the Company prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).
Section 14.    Fractional Rights and Fractional Shares.
(a)    The Company shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11(a)). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates, with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and ask prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Rights are not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low ask prices in the over-the-counter market, as reported by such market then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and ask prices as furnished by a professional market maker making a market in the Rights, selected by the Board of Directors of the Company. If on any such date, no such market maker is making a market in the Rights, the fair market value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.
(b)    The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of shares of the Preferred Stock represented by such depository receipts. In lieu of fractional shares that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates with regard to which such fractional shares would otherwise be issuable at the time such Rights are exercised an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock. For purposes of this Section 14(b), the current market value of a whole share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange).
(c)    The Company shall not be required to issue fractions of shares of Common Stock upon exercise or exchange of the Rights or to distribute certificates that evidence fractional shares of Common Stock. In lieu of such fractional shares, the Company shall pay to the registered holders of Right Certificates with regard to which such fractional shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For purposes of this Section 14(c), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(f)) for the Trading Day immediately prior to the date of such exercise or exchange).
(d)    The holder of a Right by the acceptance of the Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided in this Section 14).

Section 15.    Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent herein, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise act in respect of such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.
Section 16.    Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)    prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;
(b)    after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;
(c)    the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated share of Common Stock (or Book Entry shares in respect of the Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificates (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e), shall be affected by any notice to the contrary; and
(d)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the Company’s or the Rights Agent’s inability to perform any of their respective obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.
Section 17.    Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 23, Section 24, or Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.
Section 18.    Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted to be done by the Rights Agent in connection with the acceptance, administration and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability in the premises and the enforcement of this indemnification. This Section 18 and Section 20 shall survive the termination of this Agreement, the exercise of or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.
The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons or otherwise upon the advice of counsel as set forth in Section 20.
Section 19.    Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the appropriate business of the Rights Agent or any successor Rights Agent shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20.    Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted by it in accordance with such advice or opinion.
(b)    Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent for any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.
(c)    The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the aggregate amount of fees paid by the Company to the Rights Agent.
(d)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)    The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of Rights (including any Rights becoming null and void pursuant to Section 11(b)) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, Section 11, Section 13, Section 23 or Section 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of the Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of the Preferred Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.
(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any such officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.
(h)    The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become financially interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.
(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).
(j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates that the Rights are beneficially owned by an Acquiring Person or an Affiliate or Associate thereof or (ii) any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company’s written instructions.
(k)    The Rights Agent shall have no responsibility to the Company, any holders of Rights or any holders of shares of Preferred Stock or other securities for interest or earnings on any monies held by the Rights Agent pursuant to this Agreement, except as otherwise may specifically be agreed to in a separate writing by the Company and the Rights Agent.
(l)    The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including, but not limited to, a Distribution Date, a Redemption Date, any adjustment of the Purchase Price, the existence of an Acquiring Person or any other event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.
Section 21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and to the holders of the Right Certificates by first class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and to the holders of the Right Certificates by first class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person (or an Affiliate of such a Person) organized and doing business under the laws of the United States or of the State of California or the State of New York (or of any other state of the United States so long as such Person is authorized to do business as a banking institution in the State of California or the State of New York), in good standing, that is authorized under such laws to exercise corporate trust powers or stock transfer powers and is subject to supervision or examination by federal or state authority and that has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.    Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may, with respect to shares of Common Stock so issued or sold pursuant to (a) the exercise of stock options, (b) under any employee plan or arrangement, (c) the exercise, conversion or exchange of securities (other than Rights), notes or debentures issued by the Company or (d) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.
Section 23.    Redemption.
(a)    The Board of Directors of the Company may, at its option, at any time prior to the close of business, on the earlier of (i) the Share Acquisition Date or (ii) the Final Expiration Date, redeem all but not less than all of the then-outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(f)) or any other form of consideration deemed appropriate by the Board of Directors of the Company, or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to holders of Common Stock and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board of Directors of the Company) at the time of redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.
(b)    Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to Section 23(a) (or at such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption) and without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price, without interest thereon. The Company shall promptly give public notice of any such redemption and, within ten calendar days after such action causing a redemption of the Rights pursuant to Section 23(a) (or such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then-outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Notwithstanding the foregoing, the failure to give, or any defect in, any notice required to be made or given pursuant to this Section 23(b) shall not affect the validity of the redemption of the Rights.
Section 24.    Exchange.
(a)    The Board of Directors of the Company may, at its sole option and election, at any time after any Person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the voting power of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a), any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be only exercisable in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company may establish at its sole option and election. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”). If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.
(b)    Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to Section 24(a), and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange, and within ten calendar days of such action pursuant to Section 24(a), the Company shall mail a notice of any such exchange by first class mail to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 11(b)) held by each holder of Rights. Notwithstanding the foregoing, the failure to give, or any defect in, any notice required to be made or given pursuant to this Section 24(b) shall not affect the validity of the exchange of Rights.

(c)    The Company may, at its option, substitute for a share of Common Stock issuable upon the exchange of Rights in accordance with Section 24(a), (i) a number of shares of Preferred Stock or fraction thereof (or shares of equivalent preferred stock) such that the current market price per share of one share of Preferred Stock (or one share of equivalent preferred stock) multiplied by such number or fraction is equal to the current market price per share of one share of Common Stock, (ii) cash, (iii) debt securities of the Company, (iv) other assets or (v) any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board of Directors of the Company, equal to the current market price per share of one share of Common Stock (determined pursuant to Section 11(f)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.
Section 25.    Notice of Certain Events. In case the Company shall propose at any time following the earlier of the Distribution Date or the Share Acquisition Date (a) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last cash dividend theretofore paid), (b) to offer to the holders of its Preferred Stock rights, options or warrants to subscribe for or to purchase any additional shares of the Preferred Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its subsidiaries) of the Company and its subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its direct or indirect wholly owned subsidiaries), (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the shares of Common Stock payable in shares of Common Stock or to effect a subdivision, combination or consolidation of the shares of Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock), then, in each such case, the Company shall give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or the Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten calendar days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or the Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action. In case the event set forth in Section 11(b) or Section 13 shall occur, then the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate (and, if necessary, each holder of Common Stock), in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(b) and Section 13.
Section 26.    Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Kindred Biosciences, Inc.
1555 Bayshore Highway, Suite 200
Burlingame, California 94010
Attention: Secretary
Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: Relationship Manager

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior to the Distribution Date, to the holder of Common Stock) shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27.    Supplements and Amendments. Prior to the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to this Section 27, the Company, by action of the Board of Directors of the Company, may from time to time and in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Stock. From and after the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to this Section 27, the Company, by action of the Board of Directors of the Company, may from time to time and in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights or Common Stock, including, without limitation, in order to (a) cure any ambiguity, (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (c) shorten or lengthen any time period hereunder, or (d) otherwise change, amend, or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall (i) adversely affect the interests of the holders of Rights as such (other than Rights that have become null and void pursuant to Section 11(b) hereof), (ii) cause this Agreement to become amendable other than in accordance with this Section 27 or (iii) cause the Rights to again become redeemable. Without limiting the foregoing, the Company, by action of the Board of Directors of the Company, may at any time when the Rights are redeemable, amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made that changes the Redemption Price. Upon the delivery of a certificate from an officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment. Notwithstanding anything in this Agreement to the contrary, the limitations on the ability of the Board of Directors of the Company to amend this Agreement set forth in this Section 27 shall not affect the power or ability of the Board of Directors of the Company to take any other action that is consistent with its fiduciary duties under Delaware law, including, without limitation, accelerating or extending the Final Expiration Date or making any other amendment to this Agreement that is permitted by this Section 27 or adopting a new stockholder rights plan with such terms as the Board of Directors of the Company determines in its sole discretion to be appropriate.
Section 28.    Successors. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock).
Section 30.    Determinations and Actions by the Board of Directors of the Company. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (a) interpret the provisions of this Agreement (including, without limitation, Section 27, this Section 30 and other provisions hereof relating to its powers or authority hereunder) and (b) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights, to exchange or not exchange the Rights, or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other Persons and (y) not subject any director of the Company to any liability to the Rights Agent, the holders of the Rights or any other Person.
Section 31.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 27 to supplement or amend this Agreement to replace such invalid, null and void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.
Section 32.    Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 33.    Descriptive Headings; References. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Except as otherwise specifically provided, any reference to any section or exhibit will be deemed to refer to such section of or exhibit to this Agreement.
Section 34.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
{Remainder of Page Left Intentionally Blank}

IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed as of the day and year first above written.

KINDRED BIOSCIENCES, INC. By: /s/ Richard Chin Name: Richard Chin, M.D. Title: President and Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC By: /s/ Mike Nespoli Name: Mike Nespoli Title: Executive Director

Exhibit A
Form of Certificate of Designations for Series A Preferred Stock

CERTIFICATE OF DESIGNATIONS
of
SERIES A PREFERRED STOCK
of
KINDRED BIOSCIENCES, INC.

__________________________________________________________
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware
__________________________________________________________

The undersigned officer of KINDRED BIOSCIENCES, INC., a Delaware corporation (the “Corporation”), DOES HEREBY CERTIFY that:
(A)    he is the duly elected President and Chief Executive Officer of KINDRED BIOSCIENCES, INC., a Delaware corporation (the “Corporation”);
(B)    the Certificate of Incorporation of the Corporation, as amended, authorizes the Corporation to issue ten million (10,000,000) shares of Preferred Stock, and authorizes the Board of Directors of the Corporation to fix, by resolution or resolutions adopted prior to the issuance of any shares of each series of Preferred Stock and incorporated in a certificate of designation filed with the Secretary of State of the State of Delaware, the designation, powers (including voting powers and voting rights), preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, if any, of such series; and

(C)    the Board of Directors of the Corporation duly adopted the following resolution on May 19, 2017, by the unanimous written consent of the Board of Directors of the Corporation, and such resolution has not been rescinded or amended and is in full force and effect as of the date hereof:
RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors (the “Board”) of Kindred Biosciences, Inc., a Delaware corporation (the “Corporation”), by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (as amended from time to time, the “Certificate of Incorporation”), there hereby is created, out of the ten million (10,000,000) shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), authorized in Article IV of the Certificate of Incorporation, a series of Preferred Stock of the Corporation consisting of One Hundred Thousand (100,000) shares, having the following designations, preferences, relative, participating, optional and other special rights, voting powers, qualifications, limitations and restrictions:
SERIES A PREFERRED STOCK
I.Designation and Amount.
The shares of such series shall be designated as “Series A Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting such series shall be One Hundred Thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors, provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than that of the shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.
II.    Dividends and Distributions.

(A)
Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock and with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.0001 per share (or as such par value may be changed from time to time), of the Corporation (the “Common Stock”) and of any other shares of any class or series of stock of the Corporation ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July and October in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $10.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time on or after the

Distribution Date (as such term is defined in the Rights Agreement dated as of May 19, 2017 between the Corporation and American Stock Transfer & Trust Company, LLC, as Rights Agent, as such agreement may be amended from time to time) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)
The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)
Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 calendar days prior to the date fixed for the payment thereof.

III.    Voting Rights.
The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A)
Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time on or after the Distribution Date declare or pay any dividend on Common Stock payable in shares of Common

Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)
Except as otherwise provided herein, in the Certificate of Incorporation, in any other Certificate of Designations creating a series of Preferred Stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)
Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

IV.    Certain Restrictions.

(A)
Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section II are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)
declare or pay dividends on or make any other distributions on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred stock;

(ii)
declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)
redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grants, vesting or lapse of restrictions or the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; and (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv)
redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)
The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section IV, purchase or otherwise acquire such shares at such time and in such manner.

V.    Reacquired Shares.
Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.
VI.    Liquidation, Dissolution or Winding Up.
Upon any liquidation, dissolution or winding up of the Corporation (voluntary or otherwise), no distribution shall be made:

(A)
to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount per share equal to or greater of (i) $1,000.00, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) an amount, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock, or

(B)	to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series

A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.
In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
VII.    Consolidation, Merger, etc.
In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
VIII.    No Redemption.
The shares of Series A Preferred Stock shall not be redeemable.
IX.    Rank.
The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Preferred Stock, whether designated or issued before or after the date of this Certificate of Designations, unless the terms of any such series shall provide otherwise.
X.    Fractional Shares.
The Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of the Series A Preferred Stock.

XI.    Amendment.
The Certificate of Incorporation shall not be amended by merger, consolidation or otherwise, in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single series.
{Remainder of Page Left Intentionally Blank}

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series A Preferred Stock of Kindred Biosciences, Inc. to be signed by its duly authorized officer on this 19th day of May, 2017.

KINDRED BIOSCIENCES, INC. By: Name: Richard Chin, M.D. Title: President and Chief Executive Officer

Exhibit B
Form of Right Certificate
Certificate No. R-______ _________ Rights
NOT EXERCISABLE AFTER MAY 18, 2020 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT, AT THE OPTION OF THE COMPANY, TO REDEMPTION AT $0.0001 PER RIGHT OR TO EXCHANGE, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS DEFINED IN SECTION 1 OF THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.
Right Certificate
KINDRED BIOSCIENCES, INC.
This certifies that ___________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of May 19, 2017 as the same may be amended from time to time (the “Rights Agreement”), between KINDRED BIOSCIENCES, INC., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business (as such term is defined in the Rights Agreement) on May 18, 2020 at the office of the Rights Agent, or its successors as Rights Agent, designated for such purposes, one one-thousandth of one fully paid and non-assessable share of the Series A Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $25.00 per one one-thousandth of one share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of May 19, 2017, based on the shares of the Preferred Stock of the Company as constituted at such date.
As provided in the Rights Agreement, the Purchase Price, the number and kind or class of shares of stock of the Company that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office of the Rights Agent. The Company will mail to the holder of the Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purposes, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of the Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.
If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may, but are not required to, be (i) redeemed by the Company at its option at a redemption price of $0.0001 per Right or (ii) exchanged by the Company in whole or in part for shares of Preferred Stock or shares of the Company’s Common Stock, par value $0.0001 per share.
No fractional shares of the Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of one share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made as provided in the Rights Agreement.
No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of _______________, 20____.

KINDRED BIOSCIENCES, INC. By: Name: Title:

Countersigned	AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC as Rights Agent By: Name: Title:

[Form of Reverse Side of Right Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Right Certificate)
FOR VALUE RECEIVED ____________________________________________ hereby sells, assigns and transfers unto ____________________________________________________

______________________________________________________________________________
(Please print name and address of transferee)
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated: _______________ ___, 20__
Signature
(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)
Signature Guaranteed:
Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

______________________________________________________________________________
(to be completed if applicable)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

FORM OF ELECTION TO PURCHASE
(To be executed by the registered holder if such holder desires to exercise the Right Certificate)
TO: Kindred Biosciences, Inc.
The undersigned hereby irrevocably elects to exercise ________________________ Rights represented by this Right Certificate to purchase the shares of the Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:
[Please insert social security or other identifying number] _______________________________

______________________________________________________________________________
(Please print name and address)
If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
[Please insert social security or other identifying number]_______________________________

______________________________________________________________________________
(Please print name and address)
Dated: _______________ ___, 20__
Signature
(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)
Signature Guaranteed:
Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.
(to be completed if applicable)
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Exhibit C
KINDRED BIOSCIENCES, INC.
SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK
On May 19, 2017, the Board of Directors of Kindred Biosciences, Inc. (the “Company”) declared a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of common stock, $0.0001 par value, of the Company (the “Common Stock”). The dividend is effective as of June 1, 2017 (the “Record Date”) with respect to the stockholders of record on that date. The Rights will also attach to new shares of Common Stock issued after the Record Date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of the Company’s Series A Preferred Stock (the “Preferred Stock”) at a price of $25.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated May 19, 2017 (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).
A copy of the Rights Agreement was filed by the Company with the Securities and Exchange Commission on May 22, 2017 as an exhibit to a Current Report on Form 8-K. Copies of the Rights Agreement are available free of charge from the Rights Agent, American Stock Transfer & Trust Company, LLC. The following summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.
Until the close of business on the Distribution Date, the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by each such Common Stock certificate with a copy of this Summary of Rights. The “Distribution Date” will be the earlier of the close of business on

(i)
the tenth business day following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 20% or more of the outstanding shares of the Common Stock (the “Share Acquisition Date”); and

(ii)
the tenth business day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any such person or group becomes an Acquiring Person) after the date of the commencement of, or first public announcement of the intent to commence, by any such person or group, a tender or exchange offer the consummation of which would result in any such person or group becoming an Acquiring Person.

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of the Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Common Stock certificates (or Book Entry shares of common Stock) outstanding as of the Record Date, even without a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on May 18, 2020 (the “Final Expiration Date”) unless the Final Expiration Date is extended or unless earlier redeemed or exchanged by the Company, in each case as described below. Also, the Rights will expire at the conclusion of the Company's 2017 annual meeting of stockholders if the stockholders do not approve the Rights Agreement at the annual meeting.
Each share of Preferred Stock purchasable upon exercise of the Rights will have a preferential quarterly dividend rate equal to the greater of $10.00 per share or 1,000 times the dividend declared on one share of the Common Stock. In the event of liquidation, the holders of the Preferred Stock will receive a preferential liquidation payment of $1,000 per share, but will be entitled to receive an aggregate liquidation payment equal to 1,000 times the payment made on one share of Common Stock.
Each share of Preferred Stock will have 1,000 votes voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per one share of Common Stock. The Rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Stock dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
The Purchase Price payable, and the number of shares of the Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for shares of the Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings at a rate not in excess of 125% of the rate of the last cash dividend theretofore paid or dividends payable in the Preferred Stock) or of subscription rights or warrants (other than those referred to above).
The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.
In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the Purchase Price, that number of shares of the senior voting stock of the acquiring company that at the time of such transaction would have a market value of two times the Purchase Price. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision will be made so that each holder of a Right, other than Rights that were or are beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of the Common Stock having a market value of two times the Purchase Price.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock will be issued (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.
At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group that will have become null and void) in whole or in part, at an exchange ratio of one share of Common Stock (or, if there is an insufficient number of issued but not outstanding or authorized but unissued shares of Common Stock to permit such exchange, then one one-thousandth of a Preferred Share) per Right (subject to adjustment).
At any time prior to the earlier of (i) the Share Acquisition Date and (ii) the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”).
Upon the action of the Board of Directors of the Company to redeem or exchange the Rights, the Company shall make announcement thereof, and upon such action, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price, or the shares of Common Stock or Preferred Stock exchangeable for the Rights, as applicable.
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, liquidation rights, the right to vote or to receive dividends.